                                                                  Exhibit 4.1

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------


                     GLOBENET COMMUNICATIONS GROUP LIMITED

                                      TO

                            BANKERS TRUST COMPANY,

                                    Trustee



                             ____________________



                                   Indenture


                           Dated as of July 14, 1999


                             _____________________



                                 $300,000,000


                           13% Senior Notes Due 2007


--------------------------------------------------------------------------------

                     GLOBENET COMMUNICATIONS GROUP LIMITED

              Reconciliation and tie between Trust Indenture Act
               of 1939 and Indenture, dated as of July 14, 1999



Trust Indenture
  Act Section                                             Indenture Section

(S) 310(a)(1)       .........................................   607
       (a)(2)       .........................................   607
       (b)          .........................................   608
(S) 312(c)          .........................................   701
(S) 314(a)          .........................................   703
       (a)(4)       .........................................  1007(a)
       (c)(1)       .........................................   102
       (c)(2)       .........................................   102
       (e)          .........................................   102
(S) 315(b)          .........................................   601
(S) 316(a)(last     .........................................
       sentence)    .........................................   101 ("Outstanding")
       (a)(1)(A)    .........................................   502, 512
       (a)(1)(B)    .........................................   513
       (b)          .........................................   508
       (c)          .........................................   104(d)
(S) 317(a)(1)       .........................................   503
       (a)(2)       .........................................   504
       (b)          .........................................  1003
(S) 318(a)          .........................................   111

                               TABLE OF CONTENTS


                                                                                                          Page
PARTIES...................................................................................................   1
RECITALS OF THE COMPANY...................................................................................   1


                                                 ARTICLE ONE

                                      DEFINITIONS AND OTHER PROVISIONS
                                           OF GENERAL APPLICATION

     SECTION 101.  Definitions............................................................................   1
     Acquired Debt........................................................................................   2
     Act..................................................................................................   2
     Additional Amount....................................................................................   2
     Additional Securities................................................................................   2
     Affiliate............................................................................................   2
     Agent Member.........................................................................................   3
     Alcatel..............................................................................................   3
     Alcatel Guaranty.....................................................................................   3
     Applicable Percentage................................................................................   3
     Applicable Procedures................................................................................   3
     Asset Sale...........................................................................................   3
     Asset Sale Offer.....................................................................................   4
     Attributable Debt....................................................................................   4
     Bankruptcy Laws......................................................................................   4
     Bankruptcy Order.....................................................................................   4
     Beneficial Owner.....................................................................................   5
     Board of Directors...................................................................................   5
     Board Resolution.....................................................................................   5
     Business Day.........................................................................................   5
     Capital Lease Obligation.............................................................................   5
     Capital Stock........................................................................................   5
     Cash Equivalents.....................................................................................   5
     Change of Control....................................................................................   6
     Change of Control Offer..............................................................................   7
     Commission...........................................................................................   7
     Company..............................................................................................   7
     Company Request or Company Order.....................................................................   7

______________________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                          Page
     Consolidated Capital Ratio...........................................................................   7
     Consolidated Cash Flow...............................................................................   7
     Consolidated Leverage Ratio..........................................................................   8
     Consolidated Net Income..............................................................................   9
     Consolidated Net Worth...............................................................................   9
     Continuing Director..................................................................................  10
     Corporate Trust Office...............................................................................  10
     Corporation..........................................................................................  10
     Custodian............................................................................................  11
     Default..............................................................................................  11
     Defaulted Interest...................................................................................  11
     Depositary or DTC....................................................................................  11
     disinterested member.................................................................................  11
     Disqualified Stock...................................................................................  11
     Equity Interests.....................................................................................  11
     Equity Offering......................................................................................  11
     Event of Default.....................................................................................  11
     Exchange Act.........................................................................................  11
     Exchange Offer Registration Statement................................................................  12
     Existing Indebtedness................................................................................  12
     Fair Market Value....................................................................................  12
     Fiber Optic Assets...................................................................................  12
     Fiber Optic Joint Venture............................................................................  12
     GAAP.................................................................................................  12
     Global Securities and Global Security................................................................  12
     Government Securities................................................................................  12
     guarantee............................................................................................  13
     Guarantee............................................................................................  13
     Guarantor............................................................................................  13
     Hedging Obligations..................................................................................  13
     Holder...............................................................................................  13
     Indebtedness.........................................................................................  13
     Indenture............................................................................................  14
     Interest Payment Date................................................................................  14
     Investments..........................................................................................  14
     Issue Date...........................................................................................  15
     Lien.................................................................................................  15
     Material Subsidiary..................................................................................  15
     Maturity.............................................................................................  15
     Net Income...........................................................................................  15
     Net Proceeds.........................................................................................  15

                                                                                                          Page
     New Credit Facility..................................................................................  16
     Non-Recourse Debt....................................................................................  16
     Obligations..........................................................................................  16
     Officers' Certificate................................................................................  16
     Opinion of Counsel...................................................................................  16
     Outstanding..........................................................................................  16
     Paying Agent.........................................................................................  17
     Permitted Business...................................................................................  17
     Permitted Holders....................................................................................  17
     Permitted Indebtedness...............................................................................  18
     Permitted Investments................................................................................  20
     Permitted Liens......................................................................................  22
     Permitted Refinancing Indebtedness...................................................................  25
     Person...............................................................................................  26
     Predecessor Security.................................................................................  26
     Preferred Stock......................................................................................  26
     Private Equity Financing.............................................................................  26
     Property.............................................................................................  26
     Purchase Money Indebtedness..........................................................................  26
     Redemption Date......................................................................................  26
     Redemption Price.....................................................................................  27
     Registration Rights Agreement........................................................................  27
     Regular Record Date..................................................................................  27
     Regulation S.........................................................................................  27
     Responsible Officer..................................................................................  27
     Restricted Global Securities and Restricted Global Security..........................................  27
     Restricted Investment................................................................................  27
     Restricted Payment...................................................................................  27
     Restricted Subsidiary................................................................................  28
     Securities Act.......................................................................................  28
     Security and Securities..............................................................................  28
     Security Register and Securities Registrar...........................................................  28
     Shelf Registration Statement.........................................................................  28
     Significant Subsidiary...............................................................................  28
     Special Record Date..................................................................................  28
     Stated Maturity......................................................................................  28
     Subsidiary...........................................................................................  28
     Tax..................................................................................................  29
     Taxing Authority.....................................................................................  29
     Trust Indenture Act or TIA...........................................................................  29
     Trustee..............................................................................................  29

                                                                                                          Page
     U.S. Dollars or United States dollars................................................................  29
     Unrestricted Global Securities and Unrestricted Global Security......................................  29
     Unrestricted Subsidiary..............................................................................  29
     Vendor Financing Indebtedness........................................................................  29
     Vice President.......................................................................................  30
     Voting Stock.........................................................................................  30
     Weighted Average Life to Maturity....................................................................  30
     Wholly Owned Restricted Subsidiary...................................................................  30
     Wholly Owned Subsidiary..............................................................................  30
     SECTION 102.  Compliance Certificates and Opinions...................................................  30
     SECTION 103.  Form of Documents Delivered to Trustee.................................................  31
     SECTION 104.  Acts of Holders........................................................................  32
     SECTION 105.  Notices, etc., to Trustee and Company..................................................  33
     SECTION 106.  Notice to Holders; Waiver..............................................................  33
     SECTION 107.  Effect of Headings and Table of Contents...............................................  34
     SECTION 108.  Successors and Assigns.................................................................  34
     SECTION 109.  Separability Clause....................................................................  34
     SECTION 110.  Benefits of Indenture..................................................................  34
     SECTION 111.  Governing Law..........................................................................  34
     SECTION 112.  Conflict with Trust Indenture Act......................................................  34
     SECTION 113.  Legal Holidays.........................................................................  35
     SECTION 114.  Agent for Service; Submission to Jurisdiction;
                         Waiver of Immunities.............................................................  35
     SECTION 115.  Conversion of Currency.................................................................  36
     SECTION 116.  Currency Equivalent....................................................................  37
     SECTION 117.  No Recourse Against Others; Waiver and Release.........................................  37
     SECTION 118.  Reliance on Financial Data.............................................................  38

                                                 ARTICLE TWO

                                               SECURITY FORMS

     SECTION 201.  Forms Generally........................................................................  38
     SECTION 202.  Restrictive Legend.....................................................................  39
     SECTION 203.  Form of Face of Security...............................................................  40
     SECTION 204.  Form of Reverse of Security............................................................  43
     SECTION 205.  Form of Trustee's Certificate of Authentication........................................  47

                                                 ARTICLE THREE

                                                                                                          Page

                                                THE SECURITIES
     SECTION 301.  Title and Terms........................................................................  47
     SECTION 302.  Denominations..........................................................................  48
     SECTION 303.  Execution, Authentication, Delivery and Dating.........................................  48
     SECTION 304.  Temporary Securities...................................................................  50
     SECTION 305.  Registration, Registration of Transfer and Exchange....................................  50
     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.......................................  52
     SECTION 307.  Payment of Interest; Interest Rights Preserved.........................................  52
     SECTION 308.  Persons Deemed Owners..................................................................  54
     SECTION 309.  Cancellation...........................................................................  54
     SECTION 310.  Computation of Interest................................................................  54
     SECTION 311.  CUSIP Number...........................................................................  54
     SECTION 312.  Book-Entry Provisions for Global Securities............................................  55
     SECTION 313.  Special Transfer Provisions............................................................  56

                                                 ARTICLE FOUR

                                          SATISFACTION AND DISCHARGE

     SECTION 401.  Satisfaction and Discharge of Indenture................................................  58
     SECTION 402.  Application of Trust Money.............................................................  60

                                                 ARTICLE FIVE

                                                   REMEDIES

     SECTION 501.  Events of Default......................................................................  60
     SECTION 502.  Acceleration of Maturity; Rescission and Annulment.....................................  62
     SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee........................  64
     SECTION 504.  Trustee May File Proofs of Claim.......................................................  64
     SECTION 505.  Trustee May Enforce Claims Without Possession of Securities............................  65
     SECTION 506.  Application of Money Collected.........................................................  65
     SECTION 507.  Limitation on Suits....................................................................  66
     SECTION 508.  Unconditional Right of Holders to Receive Principal,
                         Premium and Interest.............................................................  66
     SECTION 509.  Restoration of Rights and Remedies.....................................................  67
     SECTION 510.  Rights and Remedies Cumulative.........................................................  67
     SECTION 511.  Delay or Omission Not Waiver...........................................................  67
     SECTION 512.  Control by Holders.....................................................................  67
     SECTION 513.  Waiver of Past Defaults................................................................  68

                                                                                                          Page
     SECTION 514.  Undertaking for Costs..................................................................  68
     SECTION 515.  Waiver of Stay or Extension Laws.......................................................  69

                                                 ARTICLE SIX

                                                 THE TRUSTEE

     SECTION 601.  Defaults...............................................................................  69
     SECTION 602.  Certain Rights of Trustee..............................................................  69
     SECTION 603.  Trustee Not Responsible for Recitals or Issuance of Securities.........................  71
     SECTION 604.  May Hold Securities....................................................................  71
     SECTION 605.  Money Held in Trust....................................................................  71
     SECTION 606.  Compensation and Reimbursement.........................................................  71
     SECTION 607.  Corporate Trustee Required; Eligibility................................................  72
     SECTION 608.  Resignation and Removal; Appointment of Successor......................................  72
     SECTION 609.  Acceptance of Appointment by Successor.................................................  74
     SECTION 610.  Merger, Conversion, Consolidation or Succession to Business............................  74

                                                ARTICLE SEVEN

                              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 701.  Disclosure of Names and Addresses of Holders...........................................  75
     SECTION 702.  Reports by Trustee.....................................................................  75
     SECTION 703.  Reports by Company.....................................................................  75

                                                ARTICLE EIGHT

                             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 801.  Company May Consolidate, etc., Only on Certain Terms...................................  75
     SECTION 802.  Successor Substituted..................................................................  76

                                                                                                          Page

                                                ARTICLE NINE

                                           SUPPLEMENTAL INDENTURES
     SECTION 901.  Supplemental Indentures Without Consent of Holders.....................................  77
     SECTION 902.  Amendment, Supplement and Waiver with Consent of Holders...............................  77
     SECTION 903.  Execution of Supplemental Indentures...................................................  79
     SECTION 904.  Effect of Supplemental Indentures......................................................  79
     SECTION 905.  Conformity with Trust Indenture Act....................................................  79
     SECTION 906.  Reference in Securities to Supplemental Indentures.....................................  79
     SECTION 907.  Notice of Supplemental Indentures......................................................  80

                                                 ARTICLE TEN

                                                  COVENANTS

     SECTION 1001.  Payment of Principal, Premium, If Any, and Interest...................................  80
     SECTION 1002.  Maintenance of Office or Agency.......................................................  80
     SECTION 1003.  Money for Security Payments to Be Held in Trust.......................................  81
     SECTION 1004.  Corporate Existence...................................................................  82
     SECTION 1005.  Payment of Taxes and Other Claims.....................................................  82
     SECTION 1006.  Maintenance of Properties.............................................................  82
     SECTION 1007.  Statement by Officers As to Default...................................................  83
     SECTION 1008.  Provision of Financial Statements.....................................................  83
     SECTION 1009.  Purchase of Securities upon Change of Control.........................................  84
     SECTION 1010.  Limitation on Incurrence of Indebtedness and Issuance
                         of Preferred Stock...............................................................  85
     SECTION 1011.  Limitation on Restricted Payments.....................................................  86
     SECTION 1012.  Limitation on Certain Asset Sales.....................................................  89
     SECTION 1013.  Restrictions on Liens.................................................................  90
     SECTION 1014.  Dividends and Other Payment Restrictions Affecting
                         Restricted Subsidiaries..........................................................  91
     SECTION 1015.  Transactions with Affiliates..........................................................  93
     SECTION 1016.  Limitation on Sale and Leaseback Transactions.........................................  94
     SECTION 1017.  Limitation on Issuances and Sales of Equity Interests in
                         Restricted Subsidiaries..........................................................  95
     SECTION 1018.  Limitation on Future Guarantees.......................................................  96
     SECTION 1019.  Limitation on Business Activities.....................................................  97
     SECTION 1020.  Limitation on Unrestricted Subsidiaries...............................................  97
     SECTION 1021.  Limitation on Payments for Consent....................................................  97

                                                                                                          Page
     SECTION 1022.  Payment of Additional Amounts.........................................................  97
     SECTION 1023.  Waiver of Certain Covenants........................................................... 100

                                                ARTICLE ELEVEN

                                           REDEMPTION OF SECURITIES

     SECTION 1101.  Right of Redemption................................................................... 100
     SECTION 1102.  Applicability of Article.............................................................. 101
     SECTION 1103.  Election to Redeem; Notice to Trustee................................................. 101
     SECTION 1104.  Selection by Trustee of Securities to Be Redeemed..................................... 101
     SECTION 1105.  Notice of Redemption.................................................................. 101
     SECTION 1106.  Deposit of Redemption Price........................................................... 102
     SECTION 1107.  Securities Payable on Redemption Date................................................. 102
     SECTION 1108.  Securities Redeemed in Part........................................................... 103

                                                ARTICLE TWELVE

                                      DEFEASANCE AND COVENANT DEFEASANCE

     SECTION 1201.  Company's Option to Effect Legal Defeasance or
                         Covenant Defeasance.............................................................. 103
     SECTION 1202.  Legal Defeasance...................................................................... 103
     SECTION 1203.  Covenant Defeasance................................................................... 104
     SECTION 1204.  Conditions to Legal Defeasance or Covenant Defeasance................................. 104
     SECTION 1205.  Deposited Money and U.S. Government Securities to Be
                         Held in Trust; Other Miscellaneous Provisions.................................... 106
     SECTION 1206.  Reinstatement......................................................................... 107

TESTIMONIUM............................................................................................... 108

SIGNATURES AND SEALS...................................................................................... 108

EXHIBITS

     A-1 - Form of Certificate for Exchange or Registration of Transfer From Restricted Global Additional Security to Unrestricted Global Additional Security

     A-2 -  Form of Certificate for Transfer or Exchange After Two Year

          INDENTURE, dated as of July 14, 1999 between GlobeNet Communications Group Limited, a Bermuda company (herein called the "Company") and Bankers Trust Company, a New York banking corporation, Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of 13% Senior Notes Due 2007 (herein called the "Initial Securities") and 13% Series B Senior Notes Due 2007 (the "Exchange Securities" and, together with the Initial Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          Upon the effectiveness of the Exchange Offer Registration Statement (as defined herein), if any, or the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture will be subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of each of the Company and the Trustee, in accordance with their and its terms.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

          SECTION 101.  Definitions.
                        -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act; and

          (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Ten, are defined in that Article.

          "Acquired Debt" means, with respect to any specified Person:

          (1) Indebtedness of any other Person existing at the time such other Person is merged or amalgamated with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging or amalgamating with or into, or becoming a Subsidiary of, such specified Person; and

          (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Additional Amount" shall have the meaning set forth in Section 1022.

          "Additional Securities" means Securities that are issued under a supplemental indenture after the date that the Securities are first issued by the Company and authenticated by a Trustee under this Indenture, which will rank pari passu with the Securities initially issued in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such Additional Securities or except for the first payment of interest following the issue date of such Additional Securities).

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

          "Agent Member" means any member of, or participants in, the Depositary.

          "Alcatel" means Alcatel, a French societe anonyme, or any Affiliate thereof, and their respective successors and assigns.

          "Alcatel Guaranty" means the guarantee to be given by Alcatel in favor of the lenders under the New Credit Facility, together with any related reimbursement agreement between or among the Company or any Restricted Subsidiary and Alcatel, as such guarantee and reimbursement agreement may be amended, amended and restated, supplemented, modified, renewed, extended, refunded, restructured, replaced or refinanced, and in effect from time to time.

          "Applicable Percentage" means 0% for each fiscal quarter commencing prior to January 1, 2002 and 50% for each fiscal quarter thereafter.

          "Applicable Procedures" means applicable procedures of the Depositary.

          "Asset Sale" means:

          (1) the sale, lease, conveyance or other disposition of any assets or rights, other than any sale, lease, conveyance or other disposition of capacity (but not including a disposition of a dark fiber involving transfer of title thereto, other than backhaul) on any cable system owned, controlled or operated by the Company or any of its Restricted Subsidiaries or of telecommunications capacity or transmission rights acquired by the Company or any Restricted Subsidiary for use in a Permitted Business; provided that the sale, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole will be governed by Section 1009 and/or Article Eight and not by Section 1012; and

          (2) the issuance of Equity Interests by any of the Company's Restricted Subsidiaries or the sale of Equity Interests in any of its Subsidiaries;

          Notwithstanding the preceding, the following items shall be deemed not to be Asset Sales:

          (1)  any single transaction or series of related transactions that:
     (a) involves assets having a Fair Market Value of less than $1.0 million; or (b) results in net proceeds to the Company and its Restricted Subsidiaries of less than $1.0 million;

          (2) a transfer of assets between or among the Company and its Restricted Subsidiaries or between Restricted Subsidiaries;

          (3) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to a Wholly Owned Restricted Subsidiary;

          (4) a Permitted Investment or a Restricted Payment that is permitted by Section 1011;

          (5) the sale of Fiber Optic Assets for which the Company or any Restricted Subsidiary receives consideration substantially all of which is Fiber Optic Assets and such consideration has an aggregate Fair Market Value at least equal to the Fair Market Value of the Fiber Optic Assets so sold;

          (6) the sale, conveyance or other disposition of dark fiber on any cable system utilized by the Company or any of its Restricted Subsidiaries for backhaul capacity;

          (7) the licensing of intellectual property of the Company or any of its Restricted Subsidiaries in the ordinary course of business; and

          (8) a disposition of obsolete or worn out equipment or equipment that is no longer useful in the conduct of a Permitted Business and that is disposed of in the ordinary course of business.

          "Asset Sale Offer" has the meaning set forth in Section 1012.

          "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

          "Bankruptcy Laws" means the bankruptcy laws of Bermuda and of the United States, any state or territory thereof or the District of Columbia, and the law of any other jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, moratorium, reorganization or relief of debtors.

          "Bankruptcy Order" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, winding up, dissolution or reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

          "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act.

          "Board of Directors" means, with respect to any Person, the board of directors or other governing body of such Person, except that if such Person is owned or managed by a single entity, it means the board of directors or other governing body of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such board or governing body.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

          "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

          "Capital Stock" means:

          (1)  in the case of a corporation, corporate stock;

          (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

          (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

          (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means any of the following:

          (1)  United States dollars;

          (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition;

          (3) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition and overnight bank deposits, in each case with any U.S. commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better;

          (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

          (5) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc., or their successors, and in each case maturing within six months after the date of acquisition; and

          (6) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1)-(5) of this definition.

          "Change of Control" means the occurrence of any of the following:

          (1) the sale, transfer, conveyance or other disposition (other than by way of merger, amalgamation or consolidation and other than transmission capacity in the ordinary course of business), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act and the rules promulgated thereunder) other than a Restricted Subsidiary, or one or more Permitted Holders, or a person or group of which no other person or group other than one or more Permitted Holders is the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of such transferee Person, measured by voting power rather than number of shares, upon consummation of such transaction or transactions;

          (2) the adoption of a plan relating to the liquidation or dissolution of the Company;

          (3) the consummation of any transaction (including, without limitation, any merger, amalgamation or consolidation) the result of which is that any "person" or "group" (as defined above), other than one or more Permitted Holders, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Company, measured by voting power rather than number of shares;

          (4) during any period of two consecutive years beginning on or after the Issue Date, Continuing Directors cease for any reason to constitute a majority of the members of the Board of Directors of the Company; or

          (5) the Company consolidates with, or merges or amalgamates with or into, any Person, or any Person consolidates with, or merges or amalgamates with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where no "person" or "group" (as defined above), other than one or more Permitted Holders, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock, measured by voting power rather than number of shares, of such surviving, continuing or transferee Person, in each case immediately after giving effect to such issuance.

          "Change of Control Offer" has the meaning set forth in Section 1009.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Chief Financial Officer, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

          "Consolidated Capital Ratio" means, with respect to any Person, as of the date of any incurrence of Indebtedness or issuance of Disqualified Stock, the ratio of (1) the aggregate consolidated principal amount of Indebtedness of such Person and its Restricted Subsidiaries (other than intercompany debt, and excluding Hedging Obligations permitted under clause (10) of the definition of "Permitted Indebtedness" herein) and the liquidation preference of Disqualified Stock of such Person and its Restricted Subsidiaries, in each case, outstanding at the end of the most recent fiscal quarter for which a consolidated balance sheet of such Person is available after giving pro forma effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock, and any other Indebtedness incurred or repaid or any other Disqualified Stock issued, repurchased or retired since the date of such balance sheet to (2) the Consolidated Net Worth of such Person as of such balance sheet date, after giving pro forma effect to the issuance and repurchase or retirement of Equity Interests (other than Disqualified Stock) since the date of such balance sheet.

          "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus:

          (1) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

          (2) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

          (3) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit, and net of the effect of all payments, if any, pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income; plus

          (4) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period, to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; minus

          (5) non-cash items increasing such Consolidated Net Income for such period, other than items that were accrued in the ordinary course of business (and other than items reversing, offsetting or reducing any accrual or reserve excluded pursuant to the preceding clause (4)), in each case, on a consolidated basis and determined in accordance with GAAP.

          Notwithstanding the preceding, the provision for taxes based on the income or profits of, and the depreciation and amortization and other non-cash charges of, a Restricted Subsidiary of the referent Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow of such Person only to the extent that a corresponding amount would be permitted at the date of determination to be dividended or paid to such Person by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements (for purposes of Section 1010, excluding the New Credit Facility), instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

          "Consolidated Leverage Ratio" means, with respect to any Person, as of the date of any incurrence of Indebtedness or issuance of Disqualified Stock, the ratio of (1) the aggregate consolidated principal amount of Indebtedness of such Person and its Restricted Subsidiaries (other than intercompany debt, and excluding Hedging Obligations permitted under clause (10) of the definition of "Permitted Indebtedness" herein) and the consolidated liquidation preference of Disqualified Stock of such Person and its Restricted Subsidiaries, in each case, outstanding at the end of the most recent fiscal quarter for which a consolidated balance sheet of such person is available, after giving pro forma effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock, and any other Indebtedness incurred or repaid and any other Disqualified Stock issued, repurchased or retired since the date of such balance sheet, to (2) the Consolidated Cash Flow of such Person and its Restricted Subsidiaries for the most recently ended four fiscal quarters immediately preceding the date of the incurrence of such Indebtedness or issuance of such Disqualified Stock for which consolidated financial statements of such Person are available.

          "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:
           --------

          (1) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Restricted Subsidiary thereof;

          (2) the Net Income of any Restricted Subsidiary that is not a Guarantor shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement (for purposes of Section 1010, excluding the New Credit Facility), instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, it being understood that the Net Income of any such Restricted Subsidiary for such period shall be included in Consolidated Net Income up to the aggregate amount of cash that such Restricted Subsidiary could have paid pursuant to such dividends or similar distributions during such period to the Company or any of its Restricted Subsidiaries;

          (3) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded; and

          (4) the cumulative effect of a change in accounting principles shall be excluded.

          "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of:

          (1) the consolidated equity of the common stockholders of such Person and its Restricted Subsidiaries that are Restricted Subsidiaries as of such date plus

          (2) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, plus

          (3) amortization reflected in the consolidated equity of common stockholders in clause (1) above of amounts deducted in clauses (1) and (2) below,

     less,

          (1) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the Issue Date in the book value of any asset owned by such Person or a Restricted Subsidiary of such Person; and

          (2) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

          "Continuing Director" means, any individual who at the beginning of the period of determination:

          (1)  was a member of the Board of Directors; or

          (2) was nominated for election or elected to such Board of Directors with the approval of one or more Permitted Holders or a majority of the directors who were members of such Board of Directors at the beginning of such period or whose election or nomination was previously so approved.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at Four Albany Street, Attention: Corporate Trust and Agency Service, New York, New York 10006, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

          "Corporation" includes corporations, associations, companies and business trusts.

          "Custodian" means any receiver, interim receiver, receiver and manager, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "Default" means any event that is, or with the passage of time or the giving of notice, or both, would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" or "DTC" means The Depositary Trust Company, New York, New York, its successors or any other depository appointed in its stead in accordance with this Indenture.

          "disinterested member" means, with respect to any transaction, a member of the Board of Directors of the Company having no material financial interest in or with respect to such transaction. A member of the Board of Directors of the Company shall not be deemed to have such a financial interest solely by reason of such member's holding Capital Stock of the Company, or any parent thereof of which the Company is a Wholly Owned Subsidiary, or any options, warrants or other rights in respect of such Capital Stock.

          "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Securities mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a Change of Control or an Asset Sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 1011.

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Equity Offering" means any offering of common stock of the Company (other than Disqualified Stock) other than to a Subsidiary of the Company, in which the gross cash proceeds to the Company are at least $100.0 million.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

          "Existing Indebtedness" means Indebtedness of the Company or any of its Restricted Subsidiaries outstanding on the Issue Date (other than the New Credit Facility).

          "Fair Market Value" means, with respect to any asset or Property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors.

          "Fiber Optic Assets" means assets, rights (contractual or otherwise) and properties, whether tangible or intangible, used or intended for use in connection with the development, ownership and operation of undersea fiber optic cable systems (including complementary assets, such as backhaul capacity and satellite-related assets).

          "Fiber Optic Joint Venture" means any Person that is engaged in the development, ownership and operation of undersea fiber optic cable systems (including complementary assets, such as backhaul capacity and satellite related assets).

          "GAAP" means generally accepted accounting principles in effect from time to time in Bermuda (or the United States of America, to the extent the Company's consolidated financial statements at any time are prepared in accordance with generally accepted accounting principles in effect in the United States of America).

          "Global Securities" and "Global Security" shall have the respective meanings specified in Section 201.

          "Government Securities" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law)
                                   --------
such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          "guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof), of all or any part of any Indebtedness, and "guarantee" when used as a verb shall have corresponding meaning.

          "Guarantee" means the full and unconditional guarantee on a senior, unsubordinated basis by any Guarantor of the Company's obligations under this Indenture and the Securities. When used as a verb, "Guarantee" shall have corresponding meaning.

          "Guarantor" means any Restricted Subsidiary of the Company which executes and delivers a Guarantee in accordance with Section 1018.

          "Hedging Obligations" means, with respect to any Person, the obligations of such Person under:

          (1) currency exchange or interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and

          (2) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange or interest rates.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent, in respect of:

          (1)  borrowed money;

          (2) evidenced by (a) bonds, notes, debentures or similar instruments or (b) letters of credit (or reimbursement agreements in respect thereof);

          (3)  representing Capital Lease Obligations;

          (4) the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

          (5)  representing any Hedging Obligations;

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person, which shall be deemed the lesser of the full amount of such Indebtedness and the Fair Market Value of the property or asset so secured) and, to the extent not otherwise included, the guarantee by such Person of any Indebtedness of any other Person.

          The amount of any Indebtedness outstanding as of any date shall be:

          (x) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

          (y) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

          The term "Indebtedness" shall not include obligations (1) with respect to letters of credit or other similar instruments securing obligations (other than obligations described in clause (1), (2)(a), (3) or (5) above in this definition of "Indebtedness") entered into in the ordinary course of business, to the extent not drawn upon or, if drawn upon, to the extent such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement, (2) in respect of performance, surety, judgment, appeal or other similar bonds provided in the ordinary course of business or (3) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations in connection with the disposition of any business, assets or Person.

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Wholly Owned Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in Section 1011.

          "Issue Date" means the first date on which any Securities were issued under this Indenture.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

          "Material Subsidiary" means any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary of the Company.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

          "Net Income" means, with respect to any Person, the net income (loss) of such Person and its Restricted Subsidiaries, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

          (1) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with: (a) any Asset Sale; or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

          (2) any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

          "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, in each case after taking into account any available tax credits or deductions and any tax sharing arrangements and amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Asset Sale.

          "New Credit Facility" means the credit agreement to be entered into by GlobeNet Communications Holdings Ltd., as borrower, and TD Securities (USA) Inc., as arranger, and the lenders named therein from time to time, and any ancillary documents executed in connection therewith (including letters of credit and any guarantee and security documents, including but not limited to the Alcatel Guaranty), as the same may be amended, amended and restated, supplemented or otherwise modified from time to time and any renewal, extension, refunding, restructuring, replacement or refinancing thereof (whether with the original administrative agent and lenders or other administrative agent or agents or other lenders (including Alcatel upon its payment under the Alcatel Guaranty) and whether provided under the original credit agreement or any other credit or other successor agreements, including any agreement or agreements (1) extending or shortening the maturity of any Indebtedness incurred thereunder or contemplated thereby, (2) adding or deleting borrowers or guarantors thereunder or (3) increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder to the extent permitted under this Indenture).

          "Non-Recourse Debt" means Indebtedness as to which neither the Company nor any of its Restricted Subsidiaries (1) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (2) is directly or indirectly liable as a guarantor or otherwise or (3) constitutes the lender.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Chief Financial Officer, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be reasonably acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such
                                                       --------
     Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person (including the Company or any of its Subsidiaries acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company, which initially shall be the Trustee, and who may be changed by the Company without prior notice to the Holders of the Securities.

          "Permitted Business" means any business that is the same as or related, ancillary or complementary to any business of the Company or any of its Restricted Subsidiaries on the Issue Date, including without limitation e-commerce.

          "Permitted Holders" means any of the following, and any of the respective Affiliates or successors of any of the following: (1) Kelso Investment Associates VI, L.P., KEP VI, L.L.C. and Kelso & Company, (2) Boston Ventures Limited Partnership V and Boston Ventures Management, Inc., (3) Providence Equity Partners III L.P., Providence Equity Operating Partners III L.P. and Providence Equity Partners Inc., (4) Spectrum Equity Investors III, L.P., SEI III Entrepreneurs Fund, L.P., Spectrum III Investment Managers' Fund, L.P. and Spectrum Equity Investors, (5) TD Capital Group Limited, (6) Capital Communications CDPQ Inc., (7) Sandler Capital Partners IV, L.P., Sandler Capital Partners IV FTE L.P., SCM Communications CBO I LTD and Sandler Capital Management, (8) Ontario Municipal Employee Retirement Board and (9) Nautilus Equity Investors LLC.

          "Permitted Indebtedness" means

          (1) the incurrence of Indebtedness under or in connection with the New Credit Facility, including to the extent constituting Indebtedness, any principal, premium, if any, interest, fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof; provided that the aggregate principal
                                       --------
     amount of all Indebtedness outstanding under the New Credit Facility after giving effect to such incurrence does not exceed an amount equal to $450.0 million, less the aggregate amount of all repayments, mandatory or optional, of the principal of any term Indebtedness under the New Credit Facility (other than refinancings and repayments that are concurrently reborrowed) that have actually been made since the date of this Indenture, provided that in any event the aggregate principal amount of Indebtedness
     --------
     permitted to be outstanding under the New Credit Facility pursuant to this clause (1) shall be no less than $100.0 million;

          (2) the incurrence of any contingent obligation to reimburse Alcatel in connection with the Alcatel Guaranty or other obligations under the New Credit Facility, provided that such Indebtedness under the New Credit
                      --------
     Facility is permitted to be incurred under clause (1) of this definition of "Permitted Indebtedness";

          (3) the provision by the Company or any of its Restricted Subsidiaries of a guarantee of Indebtedness under the New Credit Facility;

          (4) the incurrence by the Company and its Restricted Subsidiaries of Existing Indebtedness;

          (5) the incurrence by the Company of Indebtedness represented by the Securities (excluding Additional Securities) and by any Restricted Subsidiary of any Guarantee;

          (6) the incurrence by the Company or any Guarantor of Purchase Money Indebtedness, provided that the amount thereof does not exceed 75% of the
                   --------
     Company's and its Restricted Subsidiaries' aggregate cost (determined in accordance with GAAP in good faith by the Board of Directors of the Company) of the construction, acquisition, development, engineering, installation and improvement of the applicable Fiber Optic Assets;

          (7) the incurrence by the Company or any of its Restricted Subsidiaries of Vendor Financing Indebtedness, provided that the amount
                                                    --------
     thereof does not exceed 100% of the Company's and its Restricted Subsidiaries' aggregate cost (determined in accordance with GAAP in good faith by the Board of Directors of the Company) of the construction, acquisition, development, engineering, installation and improvement of the applicable Fiber Optic Assets, provided, further, that the aggregate amount
                                    --------
     thereof outstanding at any time, including all Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (7), shall not exceed $75.0 million; and provided, further, that the
                                                     --------  -------
     amount of Indebtedness of Restricted Subsidiaries of the Company outstanding under this clause (7) and clause (12) of this definition of "Permitted Indebtedness", including all Indebtedness incurred to refund, refinance or replace any such Indebtedness, shall not, in the aggregate, exceed $75.0 million at any one time;

          (8) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, Indebtedness that was permitted by this Indenture to be incurred under the first paragraph of Section 1010 or clauses (4), (5), (6), (7), (8) and (12) of this definition of "Permitted Indebtedness";

          (9) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries and the issuance of preferred stock by a Restricted Subsidiary to the Company or another Restricted Subsidiary of the Company; provided, however, that:
                  --------  -------

               (a) if the Company is the obligor on such Indebtedness, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Securities; and

               (b) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness or preferred stock being held by a Person other than the Company or a Restricted Subsidiary thereof and (ii) any sale or other transfer of any such Indebtedness or preferred stock to a Person that is not either the Company or a Restricted Subsidiary thereof, shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (9);

          (10) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are incurred (a) for the purpose of fixing or hedging interest or foreign currency exchange rate risk with respect to any floating rate Indebtedness or foreign currency based Indebtedness, respectively, that is permitted by the terms of this Indenture to be outstanding; provided that the notional amount of any such
                                  --------
     Hedging Obligation does not exceed the amount of Indebtedness or other liability to which such Hedging Obligation relates; or (b) for the purpose of fixing or hedging currency exchange risk with respect to any currency exchanges made in the ordinary course of business and not for purposes of speculation;

          (11) the incurrence of Indebtedness by the Company that is expressly subordinated in right of payment to the Securities, provided that:
                                                         --------

               (a) the terms of such Indebtedness do not permit any payments of interest or principal prior to the Stated Maturity of such Indebtedness;

               (b) the terms of such Indebtedness do not permit redemption or other retirement of such Indebtedness prior to the Stated Maturity of such Indebtedness;

               (c) the terms of such Indebtedness do not provide for defaults or other remedies and such Indebtedness is not subject to acceleration by its terms, or otherwise;

               (d) the Stated Maturity of such Indebtedness occurs after the Stated Maturity of the Securities; and

               (e) the terms of such Indebtedness provide that in the event of any payment or liquidation of the assets of the Company to creditors upon a total or partial liquidation or dissolution or in a bankruptcy, insolvency, receivership or similar proceeding relating to the Company, no distributions to holders of such Indebtedness will be made until distributions have been made with respect to all other Indebtedness of the Company, other than other Indebtedness incurred pursuant to this clause
     (11); and

          (12) the incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (12), not to exceed $50.0 million; provided that the amount of Indebtedness of Restricted Subsidiaries of the
     --------

     Company outstanding under this clause (12) and clause (7) of this definition of "Permitted Indebtedness" including all Indebtedness incurred to refund, refinance or replace any such Indebtedness, shall not, in the aggregate, exceed $75.0 million at any one time.

          "Permitted Investments" means:

          (1) any Investment in the Company or in any Wholly Owned Restricted Subsidiary of the Company;

          (2)  any Investment in Cash Equivalents;

          (3) any Investment by the Company or any Wholly Owned Restricted Subsidiary of the Company in a Person if as a result of such Investment;

               (a) such Person becomes a Wholly Owned Restricted Subsidiary of the Company; or

               (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Wholly Owned Restricted Subsidiary of the Company;

          (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 1012;

          (5) Investments in the form of intercompany Indebtedness to the extent permitted under clause (9) of the definition of "Permitted Indebtedness;"

          (6)  Hedging Obligations, provided that such Hedging Obligations
                                   --------
     constitute Permitted Indebtedness permitted by clause (10) of the definition of "Permitted Indebtedness;"

          (7) Investments made in Fiber Optic Joint Ventures, provided that the aggregate amount of all Investments made pursuant to this clause (7) does not exceed $45.0 million; provided that no more than $20.0 million of such
                               --------
     Investments shall be in Fiber Optic Joint Ventures over which the Company does not have, directly or indirectly, the power to direct the policies, management and affairs;

          (8) Investments of the Company or any of its Restricted Subsidiaries existing on the Issue Date;

          (9) Investments in accounts and notes receivable, prepaid expenses and deposits in the ordinary course of business; Investments in negotiable instruments held for collection; and pledges or deposits constituting Permitted Liens;

          (10) loans or advances made in the ordinary course of business to officers, directors or employees of the Company or any of its Restricted Subsidiaries for travel, entertainment and moving and other relocation expenses; and

          (11) any Investment acquired by the Company or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Company or any such Restricted Subsidiary, in each case, in satisfaction of a judgment or in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (b) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default.

          In calculating the amount of Investments under clause (7) of this definition of "Permitted Investments," such amount will equal the aggregate Fair Market Value of Investments at the time such Investments were made, less the amount of any net reduction in such Investments resulting from the payment in cash of dividends, distributions or repayments or from the receipt of proceeds of dispositions of such Investments, in each case paid to the Company or any Restricted Subsidiary; provided that the sum of such dividends, distributions,
                       --------
repayments or disposition proceeds may not exceed the aggregate amount of Investments made under clause (7) of this definition of "Permitted Investments."

          "Permitted Liens" means:

          (1) Liens on assets of the Company or any Restricted Subsidiary of the Company securing Indebtedness under the New Credit Facility permitted by clause (1) of the definition of "Permitted Indebtedness" and all other amounts payable under such Indebtedness or in respect thereof;

          (2) Liens on assets of the Company or any Restricted Subsidiary of the Company securing Indebtedness of the Company or any Restricted Subsidiary of the Company permitted to be incurred under this Indenture and all other amounts payable under such Indebtedness or in respect thereof, the principal amount of which Indebtedness shall not at any time exceed the difference between (a) $450.0 million and (b) the principal amount of any Indebtedness outstanding pursuant to clause (1) of the definition of "Permitted Indebtedness";

          (3)  Liens in favor of the Company or its Restricted Subsidiaries;

          (4) Liens on property of a Person existing at the time such Person is merged or amalgamated with or into or consolidated with the Company or any Restricted Subsidiary of the Company; provided that such Liens were in
                                           --------
     existence prior to the contemplation of such merger, amalgamation or consolidation and do not extend to any assets other than those of the Person merged or amalgamated with, or into or consolidated with the Company or the Restricted Subsidiary;

          (5) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company, provided that such
                                                              --------
     Liens were in existence prior to the contemplation of such acquisition;

          (6) Liens incurred or deposits made to secure the performance of tenders, bids, leases, licenses, obligations for utilities, statutory or regulatory obligations, letters of credit, surety and appeal bonds, government or other contracts, completion guarantees, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

          (7)  Liens existing on the Issue Date;

          (8)  Liens to secure Purchase Money Indebtedness permitted by clause
     (6) of the definition of "Permitted Indebtedness" covering only the assets (or portion thereof) acquired with such Indebtedness;

          (9)  Liens to secure Vendor Financing Indebtedness permitted by clause
     (7) of the definition of "Permitted Indebtedness" covering only the assets (or portion thereof) acquired with such Indebtedness;

          (10) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent, or that in the aggregate are not material, or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other
                                          --------
     appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

          (11) Liens created for the benefit of the Securities;

          (12) Liens imposed by law or arising by operation of law, including, without limitation, landlords', mechanics', carriers', warehousemen's, materialmen's, suppliers' and vendors' Liens, Liens for master's and crew's wages and other similar maritime Liens and mechanics' Liens, in each case which are incurred in the ordinary course of business for sums not yet delinquent or that have been bonded or are being contested in good faith, if such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made with respect thereto;

          (13) zoning restrictions, easements, license, covenants, reservations, restrictions on the use of real property and defects, irregularities and deficiencies in title to real property that do not, individually or in the aggregate, materially affect the ability of the Company or any Restricted Subsidiary to conduct its business and are incurred in the ordinary course of business;

          (14) Liens incurred or pledges and deposits made in the ordinary course of business in connection with workers' compensation and unemployment insurance and other types of social security and other similar legislation or other insurance-related obligations(including without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements);

          (15) Liens securing obligations of the Company or any Restricted Subsidiary of the Company under Hedging Obligations permitted to be incurred under clause (10) of the definition of "Permitted Indebtedness";

          (16) leases, subleases, licenses or sublicenses granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries, taken as a whole;

          (17) Liens encumbering property or assets under construction (and related rights) in favor of a contractor or developer, or arising from progress or partial payments by a customer of the Company or its Restricted Subsidiaries relating to such property or assets;

          (18) any interest or title of a lessor in the property subject to any capital lease or operating lease;

          (19) Liens (including extensions, renewals, and replacements thereof) on property or assets of, or on shares of Capital Stock or Indebtedness of, any Person existing (in the case of the original such Lien) at the time such Person becomes, or becomes a part of, any Restricted Subsidiary of the Company; provided that such Liens do not extend to or cover any property or
              --------
     assets of the Company or any of its Restricted Subsidiaries other than the property, assets, Capital Stock or Indebtedness so acquired (plus improvements, accessions or proceeds in respect thereof) and were not created in contemplation of such transaction;

          (20) any Lien arising from (x) a judgment that does not, and upon the expiration of any applicable grace period, will not, result in an Event of Default and (y) any other judgment, but only, in the case of this clause
     (y), so long as such Lien is adequately bonded and all appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired.

          (21) Liens securing reimbursement obligations with respect to commercial letters of credit incurred in the ordinary course of business which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

          (22) Liens arising out of consignment or similar arrangements for the sale of goods in the ordinary course of business;

          (23) Liens arising from filing Uniform Commercial Code financing statements regarding leases, provided that such Liens do not extend to any
                                  --------
     property or assets which are not leased property subject to such leases or subleases;

          (24) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (25) Liens on or sales or transfers of receivables (including related rights);

          (26) Liens on Capital Stock or other securities of an Unrestricted Subsidiary that secure Indebtedness or other obligations of such Unrestricted Subsidiary;

          (27) any encumbrance or restriction (including, but not limited to, put and call agreements) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

          (28) Liens on cash set aside at the time of the incurrence of any Indebtedness, or government securities purchased with such cash, in either case to the extent that such cash or government securities prefund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose;

          (29) the escrow arrangement pursuant to which the proceeds of the borrowings under the Term D Loan of the New Credit Facility will initially be held; and

          (30) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed $5.0 million at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Restricted Subsidiary.

          "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to refund, refinance or replace, other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that:
               --------

          (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), and premium, if any, plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith);

          (2) such Permitted Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

          (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is expressly subordinated in right of payment to the Securities, such Permitted Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and is subordinated in right of payment to, the Securities on terms that taken as a whole are at least as favorable to the Holders of Securities as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

          (4) except in the case of Indebtedness issued in exchange for, or the net proceeds of which are used to refund, refinance or replace, Indebtedness incurred pursuant to, and as permitted by clause (7) or (12) of the definition of "Permitted Indebtedness" (or other Permitted Refinancing Indebtedness incurred in respect of such Indebtedness), such Indebtedness is incurred either (a) by the Company or any Guarantor or (b) by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

          "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Persons preferred or preference stock whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all classes and series of preferred or preference stock.

          "Private Equity Financing" means the private offering of common shares of the Company scheduled to close on the Issue Date, whether or not such offering closes on some date other than the Issue Date.

          "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including Capital Stock in, and other securities of, any other Person.

          "Purchase Money Indebtedness" means Indebtedness of the Company (including Acquired Debt and Capital Lease Obligations, mortgage financings and purchase money obligations) incurred for the purpose of financing or refinancing, all or any part of the cost of construction, engineering, acquisition, installation, development or improvement by the Company or any Restricted Subsidiary of any Fiber Optic Assets of the Company or any Restricted Subsidiary and including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time.

          "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registration Rights Agreement" means the Registration Rights Agreement between the Company, TD Securities (USA) Inc. and Credit Suisse First Boston Corporation dated as of the date of this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act.

          "Responsible Officer", when used with respect to the Trustee, means any managing director, any director, any vice president, any assistant vice president, any associate or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Global Securities" and "Restricted Global Security" shall have the respective meanings specified in Section 201.

          "Restricted Investment" means an Investment other than a Permitted Investment.

          "Restricted Payment"  means any of the following:

          (1) the declaration or payment of any dividend on or the making of any payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger, amalgamation or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or to the Company or a Restricted Subsidiary of the Company);

          (2) the purchase, redemption or other acquisition or retirement for value (including, without limitation, in connection with any merger, amalgamation or consolidation involving the Company) of any Equity Interests of the Company or any direct or indirect parent of the Company or any Restricted Subsidiary of the Company (other than any such Equity Interests owned by the Company or any Restricted Subsidiary of the Company, and other than the purchase by the Company of newly-issued or outstanding equity Interests of a Restricted Subsidiary or the purchase by a Restricted Subsidiary of newly-issued or outstanding Equity Interests of another Restricted Subsidiary);

          (3) the making of any payment of principal on, or the purchase, redemption, defeasance or other acquisition or retirement for value of, any Indebtedness that is expressly subordinated in right of payment to the Securities, except a payment of principal at the Stated Maturity thereof; or

          (4) the making of any Restricted Investment.

          "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

          "Securities Act" means the United States Securities Act of 1933, as amended.

          "Security" and "Securities" have the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture and includes any Additional Securities that may be issued under a supplemental indenture.

          "Security Register" and "Securities Registrar" have the respective meanings specified in Section 305.

          "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

          "Significant Subsidiary" means any Subsidiary that would be a significant subsidiary as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity" means, (1) with respect to any Indebtedness, the date specified in the original documentation governing such Indebtedness as the fixed date on which the final installment of principal of such Indebtedness is due and payable and (2) with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

          "Subsidiary" means, with respect to any Person:

          (1) any corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly, owned by such Person (a "subsidiary"), by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person;

          (2) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general partner of such partnership; or

          (3) any partnership, limited liability company or other Person in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or appoint or direct the election or appointment of the managing partner or member of such Person or, if applicable, a majority of the directors or other governing body of such Person.

          "Tax" means any tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and any other liabilities related thereto).

          "Taxing Authority" means any government or political subdivision or territory or possession or any authority therein or thereof having power to tax.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "U.S. Dollars" or "United States dollars" each mean the legal currency of the United States of America.

          "Unrestricted Global Securities" and "Unrestricted Global Security" shall have the respective meanings specified in Section 201.

          "Unrestricted Subsidiary" means any Subsidiary designated as such pursuant to Section 1020.

          "Vendor Financing Indebtedness" means Indebtedness of the Company or any of its Restricted Subsidiaries incurred pursuant to any agreements between the Company or any of its Restricted Subsidiaries and one or more vendors or lessors of Fiber Optic Assets used or intended for use in a Permitted Business by the Company or any of its Restricted Subsidiaries (or any Affiliate of any such vendor or lessor or any lender or group of lenders led by or arranged for by any such vendor, lessor or Affiliate) providing financing for all or any part of the cost of construction, engineering, acquisition, installation, development or improvement by the Company or any of its Restricted Subsidiaries of any Fiber Optic Assets from any such vendor or lessor (or any such Affiliate or lender) and including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

          "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

          (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

          (2) the then outstanding principal amount of such Indebtedness.

          "Wholly Owned Restricted Subsidiary" of any Person means a Wholly Owned Subsidiary of such Person that is a Restricted Subsidiary.

          "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares and shares required to be held by nationals of any jurisdiction) shall at the time be owned by such Person and/or by one or more Wholly Owned Subsidiaries of such Person.

          SECTION 102.  Compliance Certificates and Opinions.
                        ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and, upon the request of the Trustee, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 103.  Form of Documents Delivered to Trustee.
                        --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104.  Acts of Holders.
                        ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

          (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

          (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by
                  --------
the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          SECTION 105.  Notices, etc., to Trustee and Company
                        -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust and Agency Services, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office: 2 Carter's Bay Road, Southside, St. David's DDBX, Bermuda, Attention: Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Company.


          SECTION 106.  Notice to Holders; Waiver.
                        -------------------------

          Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

          SECTION 107.  Effect of Headings and Table of Contents.
                        ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 108.  Successors and Assigns.
                        ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 109.  Separability Clause.
                        -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 110.  Benefits of Indenture.
                        ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 111.  Governing Law.
                        -------------

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

          SECTION 112.  Conflict with Trust Indenture Act.
                        ---------------------------------

          Prior to the effectiveness of the Exchange Offer Registration Statement or the effectiveness of the Shelf Registration Statement, the Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. Upon the effectiveness of the Exchange Offer Registration Statement or the effectiveness of the Shelf Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control.

          If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          SECTION 113.  Legal Holidays.
                        --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the
                             --------
intervening period.

          SECTION 114.  Agent for Service; Submission to Jurisdiction; Waiver
                        -----------------------------------------------------
of Immunities.
-------------

          By the execution and delivery of this Indenture, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation Systems, 1633 Broadway, New York, N.Y. 10019, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities or this Indenture that may be instituted in any federal or state court in the State of New York, Borough of Manhattan, or brought under federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to it (mailed or delivered to the Company's Corporate Secretary at its principal office as specified in Section 105(2)) shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all actions, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as this Indenture shall be in full force and effect.

          To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.

          SECTION 115.  Conversion of Currency.
                        ----------------------

          The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this
Indenture:

          (a) (i) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into a currency (the "judgment currency") an amount due in U.S. Dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

          (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company will pay such additional amount (or, as the case may be, be refunded such lesser amount), if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in U.S. Dollars originally due.

          (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in U.S. Dollars due or contingently due under the Securities and this Indenture (other than under this subsection (b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this subsection (b), the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

          (c)  The obligations contained in subsections (a)(ii) and (b) of this
     Section 115 shall apply irrespective of any waiver or extension granted by any Holder (other than with respect to the Holder granting the waiver or extension) or the Trustee and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under subsection (b) above) or under any such judgment or order. In the case of subsection (b) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

          (d) The term "rate(s) of exchange" shall mean the rate of exchange quoted by Bankers Trust Company at its central foreign exchange desk in its head office in New York City at 12:00 noon (New York City time) for purchases of U.S. Dollars with the judgment currency other than U.S. Dollars referred to in subsections (a) and (b) above and includes any premiums and costs of exchange payable.

          (e) The Trustee shall have no duty or liability with respect to monitoring or enforcing this Section 115 and shall have no liability to the Holders due to fluctuations in currency rates.

          SECTION 116.  Currency Equivalent.
                        -------------------

          Except as provided in Section 115, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount, including any amounts owed by the Company to the Trustee, is stated herein in the currency of one nation (the "First Currency"), as of any date such amount shall also be deemed to represent the amount in the currency of any other relevant nation (the "Other Currency") which is required to purchase such amount in the First Currency at the rate of exchange quoted by the Bankers Trust Company at its central foreign exchange desk in its head office in New York City at 12:00 noon (New York City time) on the date of determination.

          SECTION 117.  No Recourse Against Others; Waiver and Release.
                        ----------------------------------------------

          NO DIRECTOR, OFFICER, EMPLOYEE, INCORPORATOR OR SHAREHOLDER OF THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN SUCH CAPACITY, SHALL HAVE ANY LIABILITY FOR ANY OBLIGATIONS OF THE COMPANY OR ITS SUBSIDIARIES UNDER THE SECURITIES OR THIS INDENTURE OR FOR ANY CLAIM BASED ON, IN RESPECT OF OR BY REASON OF SUCH OBLIGATIONS OR THEIR CREATION. EACH HOLDER BY ACCEPTING ANY OF THE SECURITIES WAIVES AND RELEASES ALL SUCH LIABILITY. THE WAIVER AND RELEASE ARE PART OF THE CONSIDERATION FOR THE ISSUANCE OF THE SUBSIDIARIES.

          SECTION 118.  Reliance on Financial Data.
                        --------------------------

          In computing any amounts under this Indenture:

          (i) to the extent relevant in computing any amounts under this Indenture, the Company shall use audited financial statements of the Company, its Subsidiaries, any Person that would become a Subsidiary in connection with the transaction that requires the computation and any Person from which the Company or a Subsidiary has acquired an operating business, or is acquiring an operating business in connection with the transaction that requires the computation (each such Person whose financial statements are relevant in computing any particular amount, a "Relevant Person") for the period or portions of the period to which the computation relates for which audited financial statements are available on the date of computation and unaudited financial statements and other current financial data based on the books and records of the Relevant Person or Relevant Persons, as the case may be, to the extent audited financial statements for the period or any portion of the period to which the computation relates are not available on the date of computation, and

          (ii) the Company shall be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of any Relevant Person that are available on the date of the computation.


                                  ARTICLE TWO

                                SECURITY FORMS

          SECTION 201.  Forms Generally.
                        ---------------

          The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or system on which the Securities may be listed or eligible for trading or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

          Initial Securities offered and sold to "qualified institutional buyers" (as defined in Rule 144A ("Rule 144A") under the Securities Act) in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons substantially in the form set forth in this Article (each a "Restricted Global Security" and collectively the "Restricted Global Securities"), deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Global Securities will be registered in the name of a nominee of the Depositary and deposited with the Trustee on behalf of the purchasers thereof. The aggregate principal amount of each Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Initial Securities offered and sold in reliance on Regulation S shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons substantially in the form set forth in this Article (each an "Unrestricted Global Security" and collectively the "Unrestricted Global Securities," and, together with the Restricted Global Security, the "Global Securities" or each individually, a "Global Security"), deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Each Unrestricted Global Security will be registered in the name of a nominee of the Depositary and deposited with the Trustee on behalf of the purchasers thereof, and, if any such purchaser so elects, for the account of the Euroclear System ("Euroclear") or Cedelbank. The aggregate principal amount of the Unrestricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          SECTION 202.  Restrictive Legend
                        ------------------

          Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case as provided for in the Registration Rights Agreement, the Restricted Global Security shall bear the following legend (the "Private Placement Legend") on the face thereof:

     "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OF 1933 IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OF 1933, (3) TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT OF 1933 IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES."

          SECTION 203.  Form of Face of Security
                        ------------------------

          The Securities are to be substantially in the following forms:

          Unless this Security is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New York) ("DTC") to the Corporation or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment hereon is made to Cede & Co. (or such other person as requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein./*/

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of DTC or a nominee of DTC. This Security is exchangeable for Securities registered in the name of a Person other than DTC or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC) may be registered except in limited circumstances.*



                     GLOBENET COMMUNICATIONS GROUP LIMITED

                     13% [Series B]/**/ Senior Note Due 2007


                                                                 CUSIP: ________

No. __________                                                   $______________


          GlobeNet Communications Group Limited, a Bermuda company (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________ or registered assigns, the principal sum of ____________________ Dollars [(or such other amount that may from time to time be indicated on the records of the Trustee as a result of increases or decreases by adjustments made on the records of the Trustee as the custodian for the Depository, in


____________________________

/*/   Include only for Global Securities

/**/ Include only for Exchange Securities accordance with the rules and procedures of the Depository)]/*/ on July 15, 2007, at the office or agency of the Company referred to below, and to pay cash interest thereon and semi-annually thereafter, on January 15 and July 15 in each year, from the most recent Interest Payment Date to which cash interest has been paid or duly provided for, at the rate of 13% per annum [subject to adjustment as provided below]/**/ until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for [subject to adjustment as provided below]/***/

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the
               --------  -------
option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register, or (ii) by wire transfer of such interest in immediately available funds to an account located in the United States maintained by the Depository.

          [The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of July 14, 1999, between the Company and the Initial Purchasers named therein. In the event that (i) (a) the Company has not filed a registration statement (the "Exchange Offer Registration Statement"), with the Securities and Exchange Commission (the "Commission") with respect to a registered offer (the "Exchange Offer") to exchange this Security for a security (an "Exchange Security") with terms identical in all material respects to this Security (except that such security will not contain terms with respect to registration rights

______________________

/*/   Include only for Global Securities

/**/  Include only for Initial Securities

/***/ Include only for Initial Securities or transfer restrictions, and provisions regarding interest and Liquidated Interest (described below) will be modified or eliminated, as appropriate) on or prior to the 60th day after July 14, 1999, or (b) the Exchange Offer Registration Statement has not been declared effective under the Securities Act on or prior to the 180th day after July 14, 1999, or (c) the Exchange Offer has not been consummated on or prior to the 210th day after July 14, 1999; or (ii) in lieu thereof, the shelf registration statement (the "Shelf Registration Statement") under the Securities Act that has been filed by the Company, as promptly as practicable, covering resales of this Security has not been declared effective on or prior to the 60th day after such filing; or (iii) either the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement is declared effective but thereafter ceases to be effective (subject to certain exceptions) in connection with resales of this Security or Exchange Securities in accordance with and during the periods specified in the Registration Rights Agreement without being succeeded immediately by an additional registration statement filed and declared effective, in each case (i) through (iii) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clauses (i) through (iii), a "Registration Default"), then additional interest ("Liquidated Interest") will accrue (in addition to any stated interest on the Securities) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Liquidated Interest will be payable at a rate per annum equal to 0.5% of the principal amount of the Securities during the first 90-day period following such Registration Default and shall increase by 0.25% per annum of the principal amount of the Securities for each subsequent 90-day period, but in no event shall such rates exceed 1.00% per annum in the aggregate regardless of the number of Registration Defaults or any other circumstance. The amount of accrued Liquidated Interest shall be determined on the basis of the number of days actually elapsed.]*

          Securities that remain outstanding after the consummation of the Exchange Offer and Exchange Securities issued for the Initial Securities in connection with the Exchange Offer will be treated as a single class of securities under the Indenture.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

_____________________________

*    Include only for Initial Securities.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

          Dated:                         GLOBENET COMMUNICATIONS
                                         GROUP LIMITED


                                         BY_______________________________

Attest:


 _______________________________
     Authorized Signature


          SECTION 204.  Form of Reverse of Security.
                        ---------------------------

          This Security is one of a duly authorized issue of securities of the Company designated as its 13% [Series B]* Senior Notes Due 2007 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount up to $450,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of July 14, 1999 between the Company and Bankers Trust Company, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Company will pay to the Holders such Additional Amounts as may become payable under Section 1022 of the Indenture.

          The Securities are subject to redemption upon not less than 30 nor more than 60 days notice, at any time on or after July 15, 2004, as a whole or in part, at the election of the Company, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the 12-month period beginning July 15, of the years indicated:

__________________________

*    Include for Exchange Securities only.

                                        Redemption
                         Year             Price
                        ------         -----------

                         2004            106.500%
                         2005            103.250%

and thereafter at 100% of the principal amount, together in the case of any such redemption with accrued interest, if any, to the Redemption Date, all as provided in the Indenture.

          In addition, at any time or from time to time prior to July 15, 2002, the Company may redeem up to 35% of the aggregate principal amount of Securities originally issued under the Indenture at a redemption price of 113% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the redemption date, with the proceeds from one or more Equity Offerings; provided that:

          (1) at least 65% of the aggregate principal amount of Securities originally issued under the Indenture remain outstanding immediately after the occurrence of any such redemption; and

          (2) the redemption must occur within 90 days after the date of the closing of the Equity Offering.

          The Securities are also subject to redemption at the option of the Company, in whole but not in part, at 100% of the principal amount in the event that the Company becomes obligated to pay Additional Amounts in respect of the Securities.

          In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          Upon the occurrence of a Change of Control, the Holder of this Security may require the Company, subject to certain limitations provided in the Indenture, to repurchase this Security at a purchase price in cash in an amount equal to 101% of the principal amount thereof plus accrued and unpaid interest.

          The Securities are not entitled to the benefit of any sinking fund.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in the City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          As provided for in the Indenture, the Company may, subject to certain limitations, from time to time, without notice to or the consent of the Holders, create and issue Additional Securities so that such Additional Securities shall be consolidated and form a single series with the Securities initially issued by the Company and shall have the same terms as to status, redemption or otherwise as the Securities originally issued. Any Additional Securities shall be issued with the benefit of an indenture supplemental to the Indenture.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

          SECTION 205.  Form of Trustee's Certificate of Authentication.
                        -----------------------------------------------

          The Trustee's certificate of authentication shall be in substantially the following form:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          Dated:  ____________________

          This is one of the Securities referred to in the within-mentioned Indenture.

                                    [NAME OF TRUSTEE,]
                                    as Trustee

                                    By__________________________________
                                        Authorized Signatory

                                 ARTICLE THREE

                                THE SECURITIES

          SECTION 301.  Title and Terms.
                        ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $450,000,000 (of which $300,000,000 was issued, authenticated and delivered on the date hereof), except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1009, 1012 or 1108.

          The Securities shall be known and designated as the "13% Senior Notes Due 2007" of the Company. Their Stated Maturity shall be July 15, 2007, and they shall bear interest at the rate of 13% per annum from July 14, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable in arrears on January 15, 2000 and semi-annually thereafter on January 15 and July 15 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in the City of New York (which initially will be the office of the Trustee located at Four Albany Street, New York, New York 10006), or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by
--------  -------
check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

          Additional Securities ranking pari passu with the Securities issued the date hereof may be created and issued from time to time by the Company without notice or consent to the Holders and shall be consolidated with and form a single series with the Securities initially issued and shall have the same terms as to status, redemption or otherwise as the Securities originally issued, provided that, the aggregate principal amount of Securities issued shall be no
--------
more than U.S.$450,000,000; and provided further that, the Company's ability to
                                -------- -------
issue Additional Securities shall be subject to the Company's compliance with
Section 1010. Any Additional Securities shall be issued with the benefit of an indenture supplemental to this Indenture.

          The Securities shall be redeemable as provided in Article Eleven.

          At the election of the Company, the entire Indebtedness on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Twelve.

          SECTION 302.  Denominations.
                        -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          SECTION 303.  Execution, Authentication, Delivery and Dating.
                        ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman, its Executive Vice President or its Chief Financial Officer, under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          The Trustee shall authenticate Securities for original issue in an aggregate principal amount not to exceed $450,000,000 upon receipt of a Company Order, which shall specify the amount of Securities to be authenticated, the names of the Persons in which such Securities shall be registered and the date on which such Securities are to be authenticated and direct the Trustee to authenticate such Securities together with an Officers' Certificate certifying that all conditions precedent to the issuance of such Securities contained herein have been complied with.

          The Company may, without prior notice to the Holders, enter into an appropriate agency agreement with any Securities Registrar, Paying Agent or co-registrar not a party to this

Indenture, which shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Securities Registrar or Paying Agent, the Trustee shall perform such duties and shall be entitled to appropriate compensation therefor pursuant to Section 606. The Company or any of its Subsidiaries may act as Paying Agent, Securities Registrar, co-registrar or transfer agent.

          The Company initially appoints the Trustee as Securities Registrar and Paying Agent in connection with the Securities.

          In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

          SECTION 304.  Temporary Securities.
                        --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 305.  Registration, Registration of Transfer and Exchange.
                        ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Securities Registrar") for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. The Company may change the Securities Registrar without prior notice to the Holders of the Securities, and the Company or any of its Subsidiaries may act as Securities Registrar.

          Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount (including an exchange of Initial Securities for Exchange Securities), upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, provided that no exchange
                                                       --------
of Initial Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission (confirmed in an Officers' Certificate) and that the Initial Securities to be exchanged for the Exchange Securities shall be canceled by the Trustee.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any Tax that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1009, 1012 or 1108 not involving any transfer.

          The Company shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.
                        ------------------------------------------------

          If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any Tax that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

           SECTION 307.  Payment of Interest; Interest Rights Preserved.
                         ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest may at the Company's
      --------  -------
option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register or (ii) transfer to an account located in the United States maintained by the Depositary.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or system on which the Securities may be listed or eligible for trading, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 308.  Persons Deemed Owners.
                        ---------------------

          Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 309.  Cancellation.
                        ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that canceled Securities be returned to it.

          SECTION 310.  Computation of Interest.
                        -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 311.  CUSIP Number.
                        ------------

          The Company in issuing the Securities may use a "CUSIP" number (if then generally in use), and if so, the Trustee may use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided,
                                                               --------
however, that any such notice may state that no representation is made as to the
-------
correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee in writing of any change in the CUSIP number of the Securities.

          SECTION 312.  Book-Entry Provisions for Global Securities.
                        -------------------------------------------

          (a) The Global Securities initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for Depositary and (iii) if a Restricted Global Security, bear the legend set forth in Section 202.

          The Depositary or its nominee shall be the Holder of the Global Securities, and owners of beneficial interests in the Securities represented by the Global Securities shall hold such interests pursuant to the Applicable Procedures. Any such owner's beneficial ownership of any such Securities will be shown only on, and the transfer of such ownership interest shall be effected only through, records maintained by the Depositary or its nominee. Investors in an Unrestricted Global Security may hold their interests in an Unrestricted Global Security through Euroclear or Cedelbank, if they are participants in such systems, or indirectly through organizations which are participants in such systems. Euroclear and Cedelbank will hold interests in an Unrestricted Global Security on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositories, which, in turn, will hold such interests in an Unrestricted Global Security in customers' securities accounts in the depositories' names on the books of the Depositary. All interests in a Global Security, including those held through Euroclear or Cedelbank, may be subject to the Applicable Procedures.

          (b) Transfers of any Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in any Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 312. Unless (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for a Global Security or ceases to be a "Clearing Agency" registered under the Exchange Act or announces an intention permanently to cease business or does in fact do so and a successor Depositary is not appointed by the Company within 90 days of such notice, (ii) a Default or an Event of Default has occurred and is continuing with respect to a Global Security, (iii) in the case of a Global Security held for the account of Euroclear or Cedelbank, Euroclear or Cedelbank, as the case may be, is closed for business for 14 continuous Business Days or announces an intention to cease or permanently ceases business, or (iv) the Company notifies the Trustee in writing that it elects to cause the issuances of the Securities in certificated form, owners of beneficial interests in a Global Security will not be entitled to have any portions of such Global Security registered in their names, will not receive or be entitled to receive physical delivery of Securities in definitive form and will not be considered the owners or holders of the Global Security.

          (c) Securities issued in exchange for a Global Security or any portion thereof pursuant to the last sentence of subsection (b) of this Section shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Securities Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof. In the event of the occurrence of any of the events specified in the last sentence of subsection (b) of this Section 312, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive form.

          (d) Neither the Company nor the Trustee shall have at any time any responsibility or liability to any owner of any beneficial interest in any Security or to any other person for any error, omission, action or failure to act on the part of the Depositary, Euroclear or Cedelbank with respect to payment, when due, to any such owner of the principal, premium, if any, and interest on the Securities, proper recording of beneficial ownership of Securities, proper transfers of such beneficial ownership or any notices to beneficial owners or any other matter of similar or different kind pertaining to the Securities.

          SECTION 313.  Special Transfer Provisions.
                        ---------------------------

          Unless and until (i) an Initial Security is sold under an effective Registration Statement, or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Exchange Offer Registration Statement, in each case pursuant to the Registration Rights Agreement, the following transfer provisions shall apply:

          (a)  Restricted Global Security to Unrestricted Global Security.  If,
               ----------------------------------------------------------
     at any time, an owner of a beneficial interest in a Restricted Global Security deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its interest in such Restricted Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in an Unrestricted Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such beneficial interest for an equivalent beneficial interest in an Unrestricted Global Security as provided in this Section 313(a). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in an Unrestricted Global Security in an amount equal to the beneficial interest in the Restricted Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase, and (3) a certificate substantially in the form of Exhibit A-1 hereto given by the owner of such beneficial interest, the Trustee, as Securities Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of the Restricted Global Security and to increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security by the principal amount of the beneficial interest in the Restricted Global Security to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security equal to the reduction in the aggregate principal amount of the Restricted Global Security, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Restricted Global Security that is being exchanged or transferred.

          (b)  Unrestricted Global Security to Restricted Global Security.  If,
               ----------------------------------------------------------
     at any time, an owner of a beneficial interest in an Unrestricted Global Security deposited with the Depositary (or with the Trustee as custodian for the Depositary) wishes to transfer its interest in such Unrestricted Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security, as provided in this Section 313(b). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member, directing the Trustee, as Securities Registrar, to credit or cause to be credited a beneficial interest in a Restricted Global Security equal to the beneficial interest in an Unrestricted Global Security to be exchanged, and (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase, the Trustee, as Securities Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of the Unrestricted Global Security and to increase or cause to be increased the aggregate principal amount of the Restricted Global Security by the principal amount of the beneficial interest in the Unrestricted Global Security to be exchanged, and the Trustee, as Securities Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security equal to the reduction in the aggregate principal amount of the Unrestricted Global Security and to debit or cause to be debited from the account of the Agent Member acting for the Person making such transfer the beneficial interest in the Unrestricted Global Security that is being transferred.

          (c)  Restricted Global Security to Unrestricted Global Security After
               ----------------------------------------------------------------
     Two Years.  If the holder of a beneficial interest in the Restricted Global
     ---------
     Security wishes at
     any time after July 14, 2001 to (A) transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security or (B) to exchange such interest for a beneficial interest in an Unrestricted Global Security, such transfer or exchange may be effected, subject to the Applicable Procedures, only in accordance with this Section 313(c). Upon receipt by the Trustee of (1) in the case of a transfer or exchange of an interest in a Restricted Global Security, instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in an Unrestricted Global Security in an amount equal to the beneficial interest in the Restricted Global Security to be so transferred or exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and the Euroclear or Cedelbank account (if applicable) to be credited with such beneficial interest and
     (3) a certificate substantially in the form of Exhibit A-2 hereto given by the holder of such beneficial interest, the Trustee, as Securities Registrar, shall instruct the Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Unrestricted Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred or exchanged, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer or exchange.

          (d)  General.  By its acceptance of any Security bearing the Private
               -------
     Placement Legend, each Holder of and each owner of a beneficial interest in such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.
     The Trustee shall have no duty or liability with respect to any Holder's or beneficial owner's compliance with the Private Placement Legend or this
     Section 313(d).

          The Securities Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 313. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Securities Registrar.


                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

           SECTION 401.  Satisfaction and Discharge of Indenture.
                         ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities expressly provided for herein) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

          (1)  either:

               (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (b) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)   have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year
               under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of, the Company,

          and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee, as trust funds in trust solely for the benefit of Holders, cash in U.S. Dollars, non-callable Government Securities, or a combination thereof, in an amount sufficient, without consideration of any reinvestment interest, to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other material instrument to which the Company is a party or by which the Company is bound;

          (3) the Company has paid or caused to be paid all other sums payable by the Company under the Indenture;

          (4) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the Securities at Stated Maturity or the Redemption Date, as the case may be; and

          (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

          SECTION 402.  Application of Trust Money.
                        --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                 ARTICLE FIVE

                                   REMEDIES

          SECTION 501.  Events of Default.
                        -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest on, or Additional Amounts, if any, with respect to, any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

          (3) failure by the Company or any of its Restricted Subsidiaries to make or consummate a Change of Control Offer or Asset Sale Offer, respectively, when required in accordance with Section 1009 or Section 1012, or to comply with Article Eight; or

          (4) failure by the Company or any of its Restricted Subsidiaries for 30 days after notice to comply with Section 1009 and Section 1012 (except for any failure governed by the preceding clause (3)), or Section 1010 and
     Section 1011; or

          (5) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6) there shall have occurred one or more defaults by the Company or any of its Subsidiaries under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company, or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the Issue Date, if that default:

               (a) is caused by a failure to pay at final maturity such Indebtedness prior to the expiration of the grace period provided in such Indebtedness (a "Payment Default"); or

               (b) results in the acceleration of such Indebtedness prior to its express maturity,

     and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more; or

          (7) the Company or any of its Restricted Subsidiaries shall fail to pay final judgments which are non-appealable which require the payment in money, either individually or in an aggregate amount, that is more than $10,000,000 (net of applicable insurance coverage which is acknowledged in writing by the insurer), which judgments are not paid, discharged or stayed for a period of 60 days; or

          (8) any Guarantee ceases to be in full force and effect or is declared null and void or a Guarantor denies that it has any further liability under a Guarantee, or gives notice to such effect (other than by reason of the termination of this Indenture or the release of the Guarantee in accordance with this Indenture) and such condition shall have continued for 30 days after notice of such failure; or

          (9) the Company or any Restricted Subsidiary pursuant to or under or within the meaning of any Bankruptcy Law:

               (a)  commences a voluntary case or proceeding;

               (b) consents to the entry of a Bankruptcy Order in an involuntary case or proceeding or the commencement of any case against it;

               (c) consents to the appointment of a Custodian of it or for any substantial part of its property;

               (d) makes a general assignment for the benefit of its creditors or files a proposal or other scheme of arrangement involving the rescheduling or composition of its Indebtedness;

               (e) files a petition in bankruptcy or an answer or consent seeking reorganization or relief for the Company or any Restricted Subsidiary; or

               (f) consents to the filing of such petition in bankruptcy or the taking possession by a Custodian of it or any substantial part of its property; or

          (10) a court of competent jurisdiction in any involuntary case or proceeding enters a Bankruptcy Order against the Company or any Restricted Subsidiary, and such Bankruptcy Order remains unstayed and in effect for 30 consecutive days; or

          (11) a Custodian shall be appointed out of court for the Company or any Restricted Subsidiary, or with respect to all or any substantial part of the property of the Company or any Restricted Subsidiary, or any encumbrancer shall take possession of all or any substantial part of the property of the Company or any Restricted Subsidiary.

          SECTION 502.  Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------

          If an Event of Default (other than an Event of Default specified in Section 501(9), 501(10) or 501(11)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Securities Outstanding may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon the Company's receipt of any such written notice such principal amount shall become immediately due and payable. If an Event of Default specified in Section 501(9), 501(10) or 501(11) occurs and is continuing with respect to the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary of the Company, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Company will deliver to the Trustee, within 10 days after becoming aware of the occurrence thereof, notice of any acceleration referred to in this Section 502.

          At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

               (B)  all overdue interest on all Outstanding Securities;

               (C) all unpaid principal of (and premium, if any, on) any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities; and

               (D) to the extent that payment of such interest is lawful, interest on overdue interest and overdue principal at the rate borne by the Securities; and

          (2) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 501(6) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

          SECTION 503.   Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
Trustee.
-------

          The Company covenants that if:

          (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon written demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504.  Trustee May File Proofs of Claim.
                        --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505.   Trustee May Enforce Claims Without Possession of
                         ------------------------------------------------
Securities.
----------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 506.  Application of Money Collected.
                        ------------------------------

          Any money or other property collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     606;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

          SECTION 507.  Limitation on Suits.
                        -------------------

          No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          SECTION 508.  Unconditional Right of Holders to Receive Principal,
                        ----------------------------------------------------
Premium and Interest.
--------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Twelve) and in such Security of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          Section 509.  Restoration of Rights and Remedies.
                        ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510.  Rights and Remedies Cumulative.
                        ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.  Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512.  Control by Holders.
                        ------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that:
                                                        --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

          SECTION 513.  Waiver of Past Defaults.
                        -----------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities, by notice to the Trustee, waive any existing Default or Event of Default hereunder and its consequences, except a continuing Default or Event of
Default:

          (1) in respect of the payment of the principal of (or premium, if any) or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          SECTION 514.  Undertaking for Costs.
                        ---------------------

          All parties to this Indenture agree, and each Holder by its acceptance of any Security shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding more than 25% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security or in the coupons for such interest (or, in the case of redemption, on or after the Redemption Date).

          SECTION 515.  Waiver of Stay or Extension Laws.
                        --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

          SECTION 601.  Defaults.
                        --------

          (a) If a Default or Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

          (b) Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the
                                         --------  -------
case of a Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character
             -------- -------
specified in Section 501(5) no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

          SECTION 602.  Certain Rights of Trustee.
                        -------------------------

          Subject to the provisions of TIA Sections 315(a) through 315(d):

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          SECTION 603.  Trustee Not Responsible for Recitals or Issuance of
                        ---------------------------------------------------
Securities.
----------

          The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 604.  May Hold Securities.
                        -------------------

          The Trustee, any Paying Agent, any Securities Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.

          SECTION 605.  Money Held in Trust.
                        -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 606.  Compensation and Reimbursement.
                        ------------------------------

          The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense, including reasonable counsel fees and expenses, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Company and the Holders agree that the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(9), (10) or (11), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee under Section 608 (to the extent that any compensation or reimbursement obligation arises prior to such resignation or removal).

          SECTION 607.  Corporate Trustee Required; Eligibility.
                        ---------------------------------------

          There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 608.  Resignation and Removal; Appointment of Successor.
                        -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1)  the Trustee shall fail to comply with the provisions of TIA
     Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 609.  Acceptance of Appointment by Successor.
                        --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 610.  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business.
--------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of
      --------  -------
authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 701.  Disclosure of Names and Addresses of Holders.
                        --------------------------------------------

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

          SECTION 702.  Reports by Trustee.
                        ------------------

          Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

          SECTION 703.  Reports by Company.
                        ------------------

          The Company shall file with the Trustee and deliver to the Holders of Securities the reports and other information required to be provided by it pursuant to and in accordance with Section 1008.

                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 801.  Company May Consolidate, etc., Only on Certain Terms.
                        ----------------------------------------------------

          (a) The Company shall not, directly or indirectly: (1) amalgamate or consolidate or merge with or into another Person (whether or not the Company is the surviving or continuing corporation); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person; unless:

          (1) either: (a) the Company is the surviving or continuing corporation or (b) the Person formed by, surviving or continuing after any such amalgamation, consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, conveyance or other disposition is made (the "Surviving Entity"), is a corporation organized or existing under the laws of Bermuda or the United States, any state thereof or the District of Columbia;

          (2) the Surviving Entity (if other than the Company) assumes all then existing obligations of the Company under the Securities, the Exchange Securities, this Indenture and the Registration Rights Agreement, pursuant to agreements reasonably satisfactory to the Trustee;

          (3) no Default or Event of Default (or an event that, with the passing of time or giving of notice or both, would constitute an Event of Default) is continuing or would occur immediately after giving effect to such transactions;

          (4) except in the case of the amalgamation, consolidation or merger of the Company with or into a Wholly Owned Restricted Subsidiary, the Company or the Surviving Entity will (A) immediately after such transaction after giving pro forma effect thereto and to any related financing transactions, be permitted to incur at least $1.00 of additional Indebtedness pursuant to clause (a)(1) or (a)(2) of Section 1010 and (B) immediately after such transaction, have Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction; and

          (5) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that, in the opinion of such officer or counsel, such amalgamation, consolidation, merger or transfer and such supplemental indenture, if any, are permitted under this Indenture and that all conditions precedent thereto, if any, have been satisfied.

          (b) For purposes of this Section and Section 802, the transfer (by assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more of the Company's Subsidiaries (other than to the Company or a Wholly Owned Restricted Subsidiary), the Company's interest in which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

          (c) Notwithstanding clauses (a) through (b), this Section shall not apply to sales, assignments, transfers, conveyances and other dispositions of telecommunications capacity made in the ordinary course of business by the Company or a Restricted Subsidiary.

          SECTION 802.  Successor Substituted.
                        ---------------------

          Upon any amalgamation, consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 801, the Surviving Entity shall succeed to and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named herein as the Company and the Company shall be released from its obligations under the Securities and under this Indenture, except with respect to any obligations that arise from, or are related to, such transaction.


                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

          SECTION 901.  Supplemental Indentures Without Consent of Holders.
                        --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect
                           --------
     the interests of the Holders in any material respect;

          (2) to provide for uncertificated Securities in addition to or in place of certificated Securities;

          (3) to evidence the succession of another Person to the Company and to provide for the assumption of the Company's obligations to Holders of Securities in the case of a merger, amalgamation or consolidation or sale of all or substantially all of the Company's assets;

          (4) to make any change that would provide any additional rights or benefits to the Holders of Securities or that does not adversely affect the legal rights under this Indenture of any such Holder;

          (5)  to add Guarantees with respect to the Securities;

          (6) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

          (7)  to issue Additional Securities as provided in Section 301.

          SECTION 902.  Amendment, Supplement and Waiver with Consent of
                        ------------------------------------------------
Holders.
-------

          With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may amend or supplement the Securities, this Indenture or any indenture supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such amendment, supplement,
                --------  -------
modification or waiver shall, with respect to any Securities held by a non-consenting Holder, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the principal of or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities (other than related provisions within Section 1009 and Section
     1012);

          (3) reduce the rate of or change the time for payment of interest on any Security;

          (4) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities and a waiver of the payment default that resulted from such acceleration);

          (5) make any Security payable in currency other than that stated in the Securities;

          (6) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or premium, if any, or interest on the Securities;

          (7) waive a redemption payment with respect to any Security (other than a payment required by Section 1009 and Section 1012);

          (8) cause the Securities to become subordinate in right of payment to any other Indebtedness;

          (9) make any change that would adversely affect the rights of the Holders to receive Additional Amounts;

          (10) modify the obligation of the Company to make a Change of Control Offer at any time after the related Change of Control has occurred and the Company has become obligated to make and consummate such Change of Control Offer in accordance with Section 1009; or modify the obligation of the Company to make an Asset Sale Offer at any time after the related Asset Sale has been completed and the Company has become obligated to make and consummate such Asset Sale Offer in accordance with Section 1012; or

          (11) make any change in the preceding amendment and waiver provisions.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903.  Execution of Supplemental Indentures.
                        ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that, in the opinion of such officer or counsel, the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereof, if any, have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise and that all conditions precedent thereto, if any, have been satisfied.

          SECTION 904.  Effect of Supplemental Indentures.
                        ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905.  Conformity with Trust Indenture Act.
                        -----------------------------------

          Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 906.  Reference in Securities to Supplemental Indentures.
                        --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form reasonably approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          SECTION 907.  Notice of Supplemental Indentures.
                        ---------------------------------

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   COVENANTS

          SECTION 1001.  Payment of Principal, Premium, If Any, and Interest.
                         ---------------------------------------------------

          The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

          SECTION 1002.  Maintenance of Office or Agency.
                         -------------------------------

          The Company will maintain in the City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside of the City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such
                                      --------  -------
designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

          SECTION 1003.  Money for Security Payments to Be Held in Trust.
                         -----------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (or premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (or premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

          The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any

Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, subject to any defenses to payment, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee
                                           --------  -------
or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 1004.  Corporate Existence.
                         -------------------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to
            --------  -------
preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 1005.  Payment of Taxes and Other Claims.
                         ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all Taxes levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be
                           --------  -------
required to pay or discharge or cause to be paid or discharged any such Tax or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 1006.  Maintenance of Properties.
                         -------------------------

          The Company will cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall
                        --------  -------
prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

          SECTION 1007.  Statement by Officers As to Default.
                         -----------------------------------

          (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

          (b) Within ten Business Days of any officer of the Company becoming aware that any Default has occurred and is continuing under this Indenture, the Company shall deliver to the Trustee by appropriate means an officers' certificate specifying such Default.

          SECTION 1008.  Provision of Financial Statements.
                         ---------------------------------

          (a) For so long as any Initial Securities remain outstanding, the Company will furnish without cost to the Holders the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (b) Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall furnish to the Holders and the Trustee (and, following the filing of the Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, as contemplated by the Registration Rights Agreement, will file with the Commission so long as permitted under the Exchange Act and by the Commission) (i) within 90 days after the end of each fiscal year, annual reports on Form 10-K (or any successor form), or within 120 days if on Form 20-F (or any successor form), containing the information required to be contained therein (or required in such successor form) and (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 10-Q (or any successor form), or within 60 days if on Form 6-K (or any successor form), which, regardless of applicable requirements, shall, at a minimum, contain a "Management's Discussion and Analysis of Financial Condition and Results of Operations".

           SECTION 1009.  Purchase of Securities upon Change of Control.
                          ---------------------------------------------

          (a) Upon the occurrence of a Change of Control, each Holder of Securities shall have the right to require that the Company repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Securities pursuant to the offer described herein (a "Change of Control Offer"). Pursuant to a Change of Control Offer, the Company shall offer to repurchase Securities at a purchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, thereon to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company shall mail a notice to each Holder (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities on a date specified in such notice (the "Change of Control Payment Date"), which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by this Indenture and described in such notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control.

          (b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

          (1) accept for payment all Securities or portions thereof properly tendered pursuant to the Change of Control Offer;

          (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions thereof so tendered; and

          (3) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions thereof being purchased by the Company.

          (c) The Paying Agent will promptly mail to each Holder of Securities so tendered the Change of Control Payment for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each such new
                                               --------
Security will be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (d) The provisions of this Section that require the Company to make a Change of Control Offer following a Change of Control shall be applicable regardless of whether any other provisions of this Indenture are applicable. Except as set forth in this Section, no Holder of Securities shall have any right to require the Company to repurchase or redeem the Securities in the event of takeover, recapitalization or other similar transaction.

          (e) Notwithstanding clauses (a) through (d) of this Section, the Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements of this Section and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

          SECTION 1010.   Limitation on Incurrence of Indebtedness and Issuance
                          -----------------------------------------------------
of Preferred Stock.
------------------

          (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, enter into any guarantee of or otherwise become directly or indirectly liable, contingently or otherwise (collectively, incur), with respect to any Indebtedness (including Acquired Debt), other than Permitted Indebtedness, and the Company shall not issue any Disqualified Stock and shall not permit any of its Restricted Subsidiaries to issue any Disqualified Stock or shares of Preferred Stock, except, that the Company or any Guarantor may incur Indebtedness (including Acquired Debt) and issue Disqualified Stock if either:

          (1) the Consolidated Leverage Ratio of the Company is less than 5.5 to 1.0 (prior to July 15, 2002), or 5.0 to 1.0 (subsequent to July 15,
     2002); or

          (2) the Consolidated Capital Ratio of the Company is less than 2.5 to 1.0.

          (b) Indebtedness, Disqualified Stock or Preferred Stock of any Person which is outstanding at the time such Person becomes a Restricted Subsidiary of the Company (including upon designation of any Subsidiary or other Person as a Restricted Subsidiary) or is merged with or into or consolidated with the Company or a Restricted Subsidiary of the Company shall be deemed to have been incurred at the time such Person becomes such a Restricted Subsidiary of the Company or is merged with or into or consolidated with the Company or a Restricted Subsidiary of the Company, as applicable.

          (c) For purposes of determining compliance with any restriction on the incurrence of Indebtedness denominated in a currency other than U.S. Dollars, the U.S. Dollar-equivalent principal amount of such Indebtedness incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such Indebtedness was incurred (or, in the case of Indebtedness under a revolving credit facility, at the time of commitment), provided that if such Indebtedness is incurred to refinance other
             --------
Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.

          (d) For purposes of determining any particular amount of Indebtedness under this Section, (1) guarantees, Liens or obligations with respect to letters of credit or other similar instruments supporting Indebtedness otherwise included in the determination of such particular amount shall not be included and (2) any Liens granted pursuant to the equal and ratable provisions referred to in the "Liens" covenant in Section 1013 shall not be treated as giving rise to Indebtedness. For purposes of determining compliance with this Section, any other obligations of the obligor on such Indebtedness arising under any Lien or letter of credit or other similar instrument or obligation supporting such Indebtedness shall be disregarded to the extent that the same secures the principal amount of such Indebtedness.

          (e) The accrual of interest or the accretion of accreted value will not be deemed an incurrence of Indebtedness for the purposes of this Section.

          SECTION 1011.   Limitation on Restricted Payments.
                          ---------------------------------

          (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment unless at the time of and after giving effect to such Restricted Payment:

          (1) no Default or Event of Default has occurred and is continuing or would occur as a consequence thereof; and

          (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to clause (1) or (2) of
     Section 1010(a); and

          (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments declared or made after the Issue Date (excluding Restricted Payments permitted by clauses (2), (3), (4) and (6) of paragraph (b) of this Section), is less than the sum, without duplication, of

               (i) the Applicable Percentage of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the Issue Date to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such aggregate cumulative Consolidated Net Income is a deficit, less 100% of such deficit), plus

               (ii) 100% of the aggregate net cash proceeds received by the Company since the Issue Date as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock and other than the issuance of Equity Interests in connection with the Private Equity Financing) or from the issue or sale since the Issue Date of Disqualified Stock or debt securities of the Company or a Restricted Subsidiary that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company), plus the aggregate net cash proceeds received by the Company upon any such conversion or exchange, plus

               (iii) 100% of the net reduction in Investments on and after the Issue Date, resulting (A) from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of property (but only to the extent such interest, dividends, repayments or other transfers of property are not included in the calculation of Consolidated Net Income), in each case to the Company or any of its Restricted Subsidiaries from any Person (including, without limitation, from Unrestricted Subsidiaries of the Company) or (B) from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (in each case, valued as provided in the definition of Investments), in the case of each of (A) and (B) in this subsection not to exceed in the case of any Person the amount of Restricted Investments previously made by the Company or any of its Restricted Subsidiaries in such Person (subsequent to the Issue Date) and in each such case which was treated as a Restricted Payment (other than any such Restricted Payment that was made pursuant to the provisions of clauses (b)(1) through (b)(8) of this Section).

          (b) Notwithstanding paragraph (a) of this Section, the following Restricted Payments will not be prohibited:

          (1) the payment of any dividend within 60 days after the date of declaration thereof, if at the declaration date such payment would have complied with this Indenture;

          (2) the redemption, repurchase, retirement, defeasance or other acquisition of any Indebtedness of the Company subordinate to the Securities or of any Equity Interests of the Company or any Restricted Subsidiary in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized
     --------
     for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (a)(3)(ii) of this Section;

          (3) the defeasance, redemption, retirement, repurchase or other acquisition of any Indebtedness of the Company subordinate to the Securities in exchange for, or with the net cash proceeds from an incurrence of, Permitted Refinancing Indebtedness;

          (4) Investments made out of an amount not exceeding the net cash proceeds of one or more sales (other than to a Subsidiary of the Company) of Equity Interests (other than Disqualified Stock) of the Company; provided that the amount of any such net cash proceeds that are utilized
     --------
     for any such Investment shall be excluded from clause (a)(3)(ii) of this Section;

          (5) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company pursuant to any management equity subscription agreement or stock option agreement and the repurchase of Equity Interests of the Company from employees, officers or directors of the Company or any of its Restricted Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such officers, directors and employees in an aggregate amount not to exceed $2.0 million in any calendar year (provided that unused amounts may be carried over to succeeding next 12 month periods, subject to a maximum of $4.0 million);

          (6) Investments to the extent payment for which consists of Equity Interests (other than Disqualified Stock) of the Company;

          (7) pro rata dividends or other distributions made by a Restricted Subsidiary of the Company to minority stockholders (or owners of an equivalent interest in the case of a Restricted Subsidiary that is not a Corporation);

          (8) the payment, purchase, redemption or other acquisition or retirement of any Indebtedness of the Company that is expressly subordinated in right of payment to the Securities at a purchase price not greater than 101% of the principal amount thereof, together with accrued interest, if any, thereon, in the event of a Change of Control, in accordance with Section 1009; provided that prior to such purchase the
                                   --------
     Company has made the Change of Control Offer to all Holders of the Securities as provided under such caption and has purchased all Securities validly tendered for payment in connection with such Change of Control Offer;

          (9) the payment, purchase, redemption or other acquisition or retirement out of any Excess Proceeds of any Indebtedness of the Company that is expressly subordinated in right of payment to the Securities at a purchase price not greater than 100% of the principal amount thereof together with accrued interest, if any, thereon, in the event the Company is required to make an Asset Sale Offer, in accordance with Section 1012; provided that prior to such purchase the Company has made the Asset Sale
     --------
     Offer to all Holders of the Securities as provided under such Section 1012 and has purchased out of Excess Proceeds all Securities validly tendered for payment in connection with such Asset Sale Offer; and

          (10) other Restricted Payments in an aggregate amount not to exceed $5.0 million;

provided, however, that except in the case of clause (b)(1), no Default or Event
--------  -------
of Default has occurred and is continuing or will occur as a consequence thereof.

          (c) The amount of all Restricted Payments (other than cash) shall be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any assets or securities that are required to be valued by this covenant shall be determined by the Board of Directors of the Company whose resolution with respect thereto shall be delivered to the Trustee. The Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the Fair Market Value exceeds $10.0 million. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section were computed, together with a copy of any fairness opinion or appraisal required by this Indenture.

          SECTION 1012.   Limitation on Certain Asset Sales.
                          ---------------------------------

          (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

          (1) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of; and

          (2) at least 75% of the consideration received by the Company or the Restricted Subsidiary is in the form of cash and/or Cash Equivalents and/or Fiber Optic Assets, provided that (x) the amount of any Indebtedness of the
                         --------
     Company (other than Indebtedness that is expressly subordinated in right of payment to the Securities) or any Restricted Subsidiary that is assumed by the transferee of any such assets pursuant to an agreement that unconditionally releases the Company and its Restricted Subsidiaries from further liability related to such Indebtedness, and (y) liabilities other than Indebtedness for which any other Person assumes responsibility, shall in each case be treated as cash for purposes of this Section.

          (b) Within 360 days after the receipt of any Net Proceeds from an Asset Sale, the Company or the Restricted Subsidiary may apply the Net Proceeds:

          (1) to permanently reduce commitments under the New Credit Facility or to permanently repay or retire outstanding Indebtedness incurred pursuant to clause (1) of the definition of "Permitted Indebtedness", or

          (2)  to acquire Fiber Optic Assets.

Pending the final application of any such Net Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture.

          (c) Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding paragraph will constitute Excess Proceeds. When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company shall make an offer (an "Asset Sale Offer") to all Holders of Securities and may make an offer to all holders of other

Indebtedness that is pari passu with the Securities containing provisions similar to those set forth in this Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets, to purchase the maximum principal amount of Securities and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of principal amount plus accrued and unpaid interest, if any, thereon to the date of purchase and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Securities and such other pari passu Indebtedness tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Securities and such other pari passu Indebtedness to be purchased on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.

          (d) The Fair Market Value of any assets or securities that are required to be valued by this Section shall be determined by the Board of Directors of the Company whose resolution with respect thereto shall be delivered to the Trustee. The Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the Fair Market Value of such assets or securities (excluding any Fiber Optic Assets) exceeds $10.0 million.

          SECTION 1013.   Restrictions on Liens.
                          ---------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind on any asset or property now owned or hereafter acquired, except Permitted Liens, unless the Securities are secured equally and ratably with the obligation so secured, so long as such obligation is so secured.

          SECTION 1014.   Dividends and Other Payment Restrictions Affecting
                          --------------------------------------------------
Restricted Subsidiaries.
-----------------------

          (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

          (1) pay dividends or make any other distributions on its Capital Stock to the Company or any of the Company's Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Company or any of the Company's Restricted Subsidiaries;

          (2) make loans or advances to the Company or any of the Company's Restricted Subsidiaries; or

          (3) transfer any of its properties or assets to the Company or any of the Company's Restricted Subsidiaries.

          (b) However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

          (1) Existing Indebtedness or other agreements as in effect on the Issue Date and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals,
     --------
     increases, supplements, refundings, replacement or refinancings are not materially more restrictive, taken as a whole, with respect to such encumbrances and restrictions than those contained in such Existing Indebtedness, as in effect on the Issue Date;

          (2)  this Indenture, the Securities and the Exchange Securities;

          (3) the New Credit Facility, as in effect on the date of its execution and as may be modified in accordance with the provisions of the commitment letter relating to the New Credit Facility permitting certain changes in connection with syndication, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications,
                           --------
     restatements, renewals, increases, supplements, refundings, replacement or refinancings are not materially more restrictive, taken as a whole, with respect to such encumbrances and restrictions than those contained in the New Credit Facility, as in effect on the date of its execution and as modified in the manner described above;

          (4) applicable law or any governmental or regulatory permit or license;

          (5) any instrument governing Indebtedness or Capital Stock of, or agreement binding on, a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was
               --------
     permitted to be incurred by the terms of this Indenture;

          (6) customary non-assignment provisions restricting subletting or assignment in leases or other agreements entered into in the ordinary course of business and consistent with past practices, if any;

          (7) Purchase Money Indebtedness or Vendor Financing Indebtedness that imposes restrictions of the nature described in clause (a)(3) of this Section, provided that such obligations are permitted to be incurred under
              --------
     clause (6) or clause (7), as the case may be, of the definition of "Permitted Indebtedness" in this Indenture;

          (8) any agreement for the sale or other disposition of a Restricted Subsidiary or any asset that restricts distributions by such Restricted Subsidiary or transfer of such asset pending its sale or other disposition, provided that the consummation
                                                  --------
     of such transaction would not result in a Default or an Event of Default, that such restriction terminates if such transaction is not consummated and that the consummation or abandonment of such transaction occurs within one year of the date such agreement was entered into;

          (9)  Permitted Refinancing Indebtedness, provided that the
                                                   --------
     restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

          (10) Liens otherwise permitted to be incurred pursuant to Section 1013 that limit the right of the Company or any of its Restricted Subsidiaries to dispose of the assets subject to such Lien;

          (11) customary limitations on the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business; and

          (12) any encumbrance or restriction under any agreement relating to Indebtedness incurred by a Restricted Subsidiary of the Company permitted to be incurred under Section 1010; provided that the Company in good faith
                                        --------
     determines (a) that, taken as a whole, the terms and conditions of any such encumbrances or restrictions are not materially less favorable to the Holders than those in the New Credit Facility, and (b) that any such encumbrance or restriction will not prevent such Restricted Subsidiary from making dividends, distributions, loans or advances to the Company in amounts sufficient for the Company, together with amounts otherwise available to the Company, to make mandatory payments of principal, premium, if any, and interest and any Additional Amounts pursuant to the terms of the Securities and this Indenture and pursuant to the terms of any other Indebtedness of the Company.

           SECTION 1015.  Transactions with Affiliates.
                          ----------------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties, assets or securities to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

          (1) such Affiliated Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with a Person that is not an Affiliate; and

          (2)  the Company delivers to the Trustee:

               (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors; provided that if there are no
                                             --------
          disinterested members of the Board of Directors, the Company shall deliver an opinion as to the fairness to the Company of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing; and

               (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10.0 million, an opinion as to the fairness to the Company of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

          The following items will not be subject to the provisions of the prior paragraph:

          (1) (a) the entering into, maintaining or performance of any employment contract, collective bargaining agreement, benefit plan, program or arrangement, related trust agreement or any other similar arrangement for or with any employee, officer or director heretofore or hereafter entered into in the ordinary course of business, including vacation, health, insurance, deferred compensation, retirement, savings or other similar plans, (b) the payment of compensation, performance of indemnification or contribution obligations, or an issuance, grant or award of stock, options or other equity-related interests or other securities, to employees, officers or directors in the ordinary course of business or (c) any transaction with an officer or director in the ordinary course of business not involving more than $100,000 in any one case;

          (2) Affiliate Transactions in effect or approved by the Board of Directors of the Company on or before the date of this Indenture, including any amendments hereto (provided that the terms of such amendments are not
                            --------
     materially less favorable to the Company than the terms of such agreement prior to such amendment);

          (3) transactions between or among the Company and any of the Company's Restricted Subsidiaries;

          (4) any sale or other issuance of Equity Interests (other than Disqualified Stock) of the Company;

          (5) any transaction consistent with commercially reasonable practices, and approved by a majority of the disinterested members of the Board of Directors of the Company; and

          (6) Permitted Investments or Restricted Payments that are permitted by Section 1011.

          SECTION 1016.   Limitation on Sale and Leaseback Transactions.
                          ---------------------------------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that
                                                                --------
the Company or any of its Restricted Subsidiaries may enter into a sale and leaseback transaction if:

          (1) the Company (or such Restricted Subsidiary, as the case may be) could have:

               (a) incurred indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to either of the Consolidated Leverage Ratio or Consolidated Capital Ratio tests set forth in Section 1010(a); and

               (b)  incurred a Lien to secure such Indebtedness pursuant to
          Section 1013;

          (2) the gross cash proceeds of such sale and leaseback transaction are at least equal to the Fair Market Value (as determined in good faith by the Board of Directors of the Company and set forth in an Officers' Certificate delivered to the Trustee) of the property that is the subject of such sale and leaseback transaction; and

          (3) the transfer of assets in such sale and leaseback transaction is treated as an Asset Sale, and the Company applies the proceeds of such transaction in compliance with Section 1012.

           SECTION 1017.  Limitation on Issuances and Sales of Equity Interests
                          -----------------------------------------------------
in Restricted Subsidiaries.
--------------------------

          The Company:

          (1) shall not, and shall not permit any of its Restricted Subsidiaries to, transfer, convey, sell, lease or otherwise dispose of any Equity Interests in any Restricted Subsidiary of the Company to any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company), unless:

               (a) such transfer, conveyance, sale, lease or other disposition is of all the Equity Interests in such Restricted Subsidiary; and

               (b) the cash Net Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 1012; and

          (2) will not permit any Restricted Subsidiary of the Company to issue any of its Equity Interests (other than, if necessary, shares of its Capital Stock constituting directors' qualifying shares) to any Person other than to the Company or a Wholly Owned Restricted Subsidiary of the Company (except in a transaction that complies with (1) of this Section);

provided, however, that this Section does not prevent any sale or issuance of
--------  -------
Equity Interests of a Restricted Subsidiary, and the ownership by any Person of such Equity Interests, where such Subsidiary following such sale or issuance becomes a Fiber Optic Joint Venture, and any Investment in such Restricted Subsidiary remaining after giving effect to such sale or issuance would have been permitted to be made under any one or more of the clauses (1) through (3) of Section 1011(a), clause (b)(10) of Section 1011 or under clause (7) of the definition of "Permitted Investments", and the proceeds of such sale or issuance are applied in compliance with Section 1012.

          SECTION 1018.   Limitation on Future Guarantees.
                          -------------------------------

          (a) The Company shall not permit any Restricted Subsidiary, directly or indirectly, to guarantee any Indebtedness of the Company that is pari passu with or subordinated to the Securities, unless (1) such Restricted Subsidiary previously has provided a Guarantee and (2) such Restricted Subsidiary waives, and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee, until payment in full of the outstanding principal amount of the Securities and any premium or accrued and unpaid interest thereon then due and owing; provided that this paragraph
                                                --------
shall not be applicable to any guarantee of any Restricted Subsidiary (a) that existed at the time such Person became a Restricted Subsidiary and was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or (b) of Indebtedness incurred pursuant to clause (1) of the definition of "Permitted Indebtedness. If the guaranteed Indebtedness is
(1) pari passu with the Securities, then the guarantee of such guaranteed Indebtedness shall be pari passu with, or subordinated to, the Guarantee, or (2) subordinated to the Securities, then the guarantee of such guaranteed Indebtedness shall be subordinated to the Guarantee, at least to the extent that the guaranteed Indebtedness is subordinated to the Securities.

          (b) Any Guarantee will include provisions applicable to the Guarantor substantially similar to those in Section 1022 and Article Eight. Notwithstanding the foregoing, any Guarantee by any Restricted Subsidiary may provide by its terms that it shall be automatically and unconditionally released and discharged upon (and corresponding provisions to those in Article Eight will not be applicable in the event of) (1) any sale, exchange or transfer (including by way of merger or consolidation), to any Person not an Affiliate of the Company, of all of the Company's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange, transfer, or other transaction is not prohibited by the Indenture), (2) the legal or covenant defeasance of the Securities or satisfaction and discharge of this Indenture, subject to customary contingent reinstatement provisions, (3) the release or discharge of the guarantee, assumption or other incurrence of liability that resulted in the creation of such Guarantee, except a discharge or release by or as a result of payment under such Guarantee or (4) the merger or consolidation of such Restricted Subsidiary with and into the Company or another Subsidiary Guarantor that is the surviving Person in such merger or consolidation.

          (c) Each Guarantee will be limited to the maximum amount that can be Guaranteed by such Restricted Subsidiary under applicable law without rendering the Guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          SECTION 1019.   Limitation on Business Activities
                          ---------------------------------

          The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any business other than a Permitted Business.

          SECTION 1020.   Limitation on Unrestricted Subsidiaries.
                          ---------------------------------------

          (a) The Board of Directors of the Company may designate, pursuant to a Board Resolution, any Subsidiary (including any newly acquired or newly formed Subsidiary) of the Company (other than Atlantica Network (Bermuda) Ltd.) to be an Unrestricted Subsidiary so long as such Subsidiary has no Indebtedness other than Non-Recourse Debt.

          (b) If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate Fair Market Value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be an Investment made as of the time of such designation and that designation will only be permitted if such Investment would be permitted at that time.

          (c) Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with clauses (a) and (b) of this Section.

          The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary, provided that:
                                       --------

          (1) no Default or Event of Default has occurred and is continuing following such designation, and

          (2) the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1010(a) (treating any Indebtedness of such Unrestricted Subsidiary as the incurrence of Indebtedness by a Restricted Subsidiary).

          Such redesignation will increase the amount available for Restricted Payments under Section 1011 as provided therein or Permitted Investments, as applicable.

          SECTION 1021.   Limitation on Payments for Consent.
                          ----------------------------------

          The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid and is paid to all Holders of the Securities that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

          SECTION 1022. Payments of Additional Amounts.
                        ------------------------------

          (a) All payments made by or on behalf of the Company on or with respect to the Securities shall be made free and clear of and without withholding of or deduction for or on account of any present or future Taxes imposed or levied by or on behalf of any jurisdiction or any political subdivision thereof or by any authority or agency therein or thereof having power to tax, unless the withholding or deduction of such Taxes is required by law.

          (b) If the Company or any other payor shall at any time be required to withhold or deduct any amount on account of Taxes from any payment made on or with respect to the Securities, the Company or such other payor shall:

          (1)  make such withholding or deduction;

          (2) remit the full amount deducted or withheld to the relevant government authority in accordance with applicable law;

          (3) pay to each Holder of Securities such additional amounts ("Additional Amount") as may be necessary so that the net amount received by each Holder after such withholding or deduction (including in respect of Additional Amounts) shall not be less than the amount the Holder would have received if such Taxes had not been required to be so withheld or deducted;

          (4) furnish to the Holders, within 30 days after the date the payment of any such Taxes is due, upon request, certified copies of tax receipts evidencing such payment by the Company or such other payor;

          (5) indemnify and hold harmless each Holder (other than an Excluded Holder) from (A) any Taxes paid by such Holder as a result of payments made on or with respect to the Securities, (B) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto and (C) any Taxes imposed with respect to any reimbursement under (A) or
     (B), but excluding any such taxes described in (c)(i)(A) of this Section and

          (6) at least 30 days prior to each date on which any Additional Amounts are payable, the Company will deliver to Paying Agent (if not the Company) an Officers' Certificate stating the amounts so payable and such other information necessary to enable the Paying Agent to pay such Additional Amounts to Holders on the payment date.

          (c) Notwithstanding clauses (a) and (b) of this Section 1022, the Company or a successor corporation shall not be required to make any payment to a Holder of Additional Amounts for or on account of:

          (i) Any Tax that would not have been imposed but for (A) the existence of any present or former connection between such Holder (an "Excluded Holder") (or between a fiduciary, settlor, beneficiary or partner of, or possessor of a power over such Holder, if such Holder is an estate, trust or partnership) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction (other than the holding of a Security or the receipt of payments or exercise of rights thereunder), including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, partner or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in a trade or business therein or having or having had permanent establishment therein, (B) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after (x) the date on which such payment became due and payable or (y) the date on which payment thereof is duly provided for, whichever occurs later (except to the extent that the Holder of such Security would have been entitled to Additional Amounts in respect of such Taxes on presenting such Security for payment on any date prior to such date), or (c) the presentation of a Security for payment in Bermuda or any political subdivision thereof or therein, unless such Security could not have been presented for payment elsewhere;

          (ii) Except as otherwise provided, any estate, inheritance, gift, sales, transfer, personal property or similar Tax;

          (iii) Any Tax that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security to comply with a written request of the Company addressed to the Holder and made at least 60 days prior to the first payment date with respect to which the Company or any successor corporation shall apply this clause (iii), (A) to provide information, documents or other evidence concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make and deliver any declaration or other similar claim (other than a claim for refund of a tax, assessment or other governmental charge withheld by the Company) or satisfy any information or reporting requirements, which, in the case of (A) or (B), shall at any time be required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge, provided, however, that the
                                              --------  -------
     limitations on the Company's or any successor corporations' obligation to pay Additional Amounts set forth in clauses (A) and (B) above shall not apply if the provision of information, documentation, declaration or other evidence or reporting described in such clauses (A) and (B) would be materially more onerous, in form, in procedure or in the substance of information disclosed, to a Holder or beneficial owner of a Security than comparable information or other information or other applicable reporting requirements imposed or provided for under United States tax law (such as Internal Revenue Service Form 1001 or W-8BEN); or

          (iv)   Any combination of items (i), (ii) and (iii) above.

          (d) All references in this Indenture, in any context, to the payment of principal, premium, if any, Redemption Price, Change of Control Payment, offer price and interest, or any other amount payable under or with respect to any Security shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

          SECTION 1023.   Waiver of Certain Covenants.
                          ---------------------------

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1007 through 1021, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

          SECTION 1101.   Right of Redemption.
                          -------------------

          The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at any time on or after July 15, 2004, subject to the conditions and at the Redemption Prices specified in the form of Security, together with accrued interest to the Redemption Date. In addition, up to 35% of the aggregate principal amount of the Securities originally issued under this Indenture may be redeemed, at the election of the Company, as a whole or from time to time in part, at any time prior to July 15, 2002, subject to the conditions and at a redemption price specified in the form of Security, together with accrued interest to the Redemption Date. The Securities are also subject to redemption, in whole but not in part, at 100% of the principal amount in the event the Company becomes obligated to pay Additional Amounts in respect of the Securities.

          SECTION 1102.   Applicability of Article.
                          ------------------------

          Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          SECTION 1103.   Election to Redeem; Notice to Trustee.
                          -------------------------------------

          The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

          SECTION 1104.   Selection by Trustee of Securities to Be Redeemed.
                          -------------------------------------------------

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided,
                                                                     --------
however, that no such partial redemption shall reduce the portion of the
-------
principal amount of a Security not redeemed to less than $1,000.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 1105.   Notice of Redemption.
                          --------------------

          Notice of redemption shall be given in the manner provided for in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1107, if any,

          (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

          (5) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in Section
     1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date, and

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any.


          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 1106.   Deposit of Redemption Price.
                          ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

          SECTION 1107.   Securities Payable on Redemption Date.
                          -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose
                     --------  -------
Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

          SECTION 1108.   Securities Redeemed in Part.
                          ---------------------------

          Any Security which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, upon the cancellation of such surrendered Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, and in the name of such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                      DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 1201.   Company's Option to Effect Legal Defeasance or
                          ----------------------------------------------
Covenant Defeasance.
-------------------

          The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1202 or Section 1203 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

          SECTION 1202.   Legal Defeasance.
                          ----------------

          Upon the Company's exercise under Section 1201 of the option applicable to this Section 1202, the Company and any Guarantor shall be deemed to have been discharged from their respective obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1204 are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the

Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, (D) this Section 1202 and (E) the Company's obligations to pay Additional Amounts. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities.

          SECTION 1203.   Covenant Defeasance.
                          -------------------

          Upon the Companys exercise under Section 1201 of the option applicable to this Section 1203, the Company and any Guarantor shall be released from their obligations under any covenant contained in Section 801(a)(4) and in Sections 1007 through 1021 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of such covenant, including any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, and such omission to comply shall not constitute a Default or an Event of Default, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

          SECTION 1204.   Conditions to Legal Defeasance or Covenant Defeasance.
                          -----------------------------------------------------

          The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. Dollars in an amount, or (B) non-callable Government Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided
                                                                      --------
     that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Securities to said payments with respect to the Securities and any such other amounts due the Trustee under Section 606. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

          (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or, insofar as paragraphs (9), (10) and (11) of
     Section 501 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than the Indenture) to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound.

          (4) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such Legal Defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred and the Company shall have delivered to the Trustee an Opinion of Counsel in Bermuda reasonably acceptable to the Trustee confirming that the Holders of the outstanding Securities will not recognize income, gain or loss for Bermuda tax purposes as a result of such Legal Defeasance and will be subject to Bermuda tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred.

          (5) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of the Outstanding Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such Covenant Defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred and the Company shall have delivered to the Trustee an Opinion of Counsel in Bermuda reasonably acceptable to the Trustee confirming that the Holders of the outstanding Securities will not recognize income, gain or loss for

     Bermuda tax purposes as a result of such Covenant Defeasance and will be subject to Bermuda tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

          (6) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

          (7) the Company shall deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

          (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in the case of the Officers' Certificate, stating that all conditions precedent relating to either the Legal Defeasance under Section 1202 or the Covenant Defeasance under
     Section 1203 (as the case may be) have been complied with and, in the case of the Opinion of Counsel, that all conditions precedent providing for Legal Defeasance or Covenant Defeasance have been complied with.

          SECTION 1205.  Deposited Money and U.S. Government Securities to Be
                         ----------------------------------------------------
Held in Trust; Other Miscellaneous Provisions.
---------------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Securities deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Securities held by it as provided in
Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

          SECTION 1206.  Reinstatement.
                         -------------

          If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1205 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1205; provided, however, that if the Company makes any payment of
              --------  -------
principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

          This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        GLOBENET COMMUNICATIONS
                                        GROUP LIMITED


     [SEAL]                             By /s/ LIN GENTEMANN
                                          ___________________________________
                                          Title: Vice President and Secretary


Attest: /s/ GREG BELBECK
        _______________________________
        Title: Chief Financial Officer


                                        BANKERS TRUST COMPANY, Trustee


     [SEAL]                             By /s/ EDNORA G. LINARES
                                           _________________________________
                                           Title: Assistant Vice President


Attest: /s/ MARC PARILLA
        _______________________________
        Title: Assistant Vice President

                                                                     EXHIBIT A-1


              FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
            TRANSFER FROM RESTRICTED GLOBAL ADDITIONAL SECURITY TO
                    UNRESTRICTED GLOBAL ADDITIONAL SECURITY

Bankers Trust Company
Four Albany Street
New York, N.Y. 10006


     Re: 13% Senior Notes due July 15, 2007 of GlobeNet Communications Group Limited

          Reference is hereby made to the Indenture, dated as of July 14, 1999, between GlobeNet Communications Group Limited, as issuer (the "Company"), and Bankers Trust Company, as trustee (the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $_______ principal amount of Securities which are evidenced by a Restricted Global Security (CUSIP No. __________) and held with the Depositary in the name of ____________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by an Unrestricted Global Security (CUSIP No. __________).

          In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with Rule 903, Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

          (A)  if the transfer has been effected pursuant to Rule 903 or Rule
904:

          (1) the offer of the Securities was not made to a person in the United States;

          (2)  either:

               (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

               (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

          (B) If the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144 under the Securities Act.

          Upon giving effect to this request to exchange a beneficial interest in such Restricted Global Security for a beneficial interest in such Unrestricted Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to such Unrestricted Global Security, if any, pursuant to the Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                    _______________________________________
                                    [Insert Name of Transferor]


                                    By:  __________________________________
                                         Name:
                                         Title:


Dated:  ____________, ____

                                                                     EXHIBIT A-2


FORM OF CERTIFICATE FOR TRANSFER OR EXCHANGE AFTER TWO YEARS



Bankers Trust Company
Four Albany Street
New York, N.Y. 10006


     Re: 13% Senior Notes due July 15, 2007 of GlobeNet Communications Group Limited

          Reference is hereby made to the Indenture, dated as of July 14, 1999, between GlobeNet Communications Group Limited, as issuer (the "Company"), and Bankers Trust Company, as trustee (the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          [For transfers:   This letter relates to $____________ principal
amount of Securities which are evidenced by a Restricted Global Security (CUSIP No. ____________) and held with the Depositary in the name of ______________________ [and held for the benefit of _________________] (the
"Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be transferred to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by an Unrestricted Global Security (CUSIP No. ____________).

          In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that upon such transfer, (a) a period of at least two years will have elapsed since [__________, _____], (b) the Beneficial Owner during the three months preceding the date of such transfer was not an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), and it was not acting on behalf of such an affiliate and (c) such Person to whom such transfer is being made is not an "affiliate" of the Company.]

          [For exchanges:    This letter relates to $_______________ principal
amount of Securities that are evidenced by a Restricted Global Security (CUSIP No. __________) and held with the Depositary in the name of [__________________] [and held for the benefit of ______________] (the "Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be exchanged for a beneficial interest in an equal principal amount of Securities evidenced by an Unrestricted Global Security (CUSIP No. ___________________).

          In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that, upon such exchange, (a) it will be the beneficial owner of such Securities, (b) a period of at least two years will have elapsed since [_________, _____] and (c) the Beneficial Owner will not be, and during the three months preceding the date of such exchange will not have been, an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), and it is not acting on behalf of such an affiliate.]

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


Dated:                              [Insert Name of Beneficial Owner]


                                    By: ____________________________________
                                        Name:
                                        Title:

                                     A-2-2